Quarterly Financial Supplement
For the three months ended
March 31, 2008
Investor Relations Department
3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2007.

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
TABLE OF CONTENTS

Section		Tab

Earnings Release & Financial Statements		1.0

Financial Summary		2.0
•	Financial Highlights	2.1
•	Market Capitalization and Financial Ratios	2.2
•	Market Capitalization Summary	2.3
•	Significant Accounting Policies	2.4
•	Other Real Estate Information	2.5
•	Reconciliation of Non-GAAP Financial Measures	2.6

Joint Venture Financial Summary		3.0
•	Joint Venture Investment Summary	3.1
•	Joint Venture Combining Financial Statements	3.2

Investment Summary		4.0
•	Capital Transactions	4.1
•	Acquisitions	4.2
•	Dispositions	4.3
•	Development Projects	4.4
•	Development Delivery and Funding Schedule	4.5
•	Expansion and Redevelopment Projects	4.6

Portfolio Summary		5.0

Debt Summary		6.0
•	Consolidated Debt	6.1
•	Joint Venture Debt	6.2
•	Consolidated and Joint Venture Debt Payment and Maturities	6.3

Investor Contact Information		7.0
Property List available online at www.ddr.com under Investor Relations

DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Contact:	Scott A. Wolstein Chairman and Chief Executive Officer 216-755-5500	Michelle M. Dawson Vice President of Investor Relations 216-755-5500 mdawson@ddr.com
DEVELOPERS DIVERSIFIED REALTY REPORTS FFO PER
DILUTED SHARE OF $0.83 FOR THE QUARTER ENDED MARCH 31, 2008
CLEVELAND, OHIO, April 24, 2008 - Developers Diversified Realty Corporation (NYSE: DDR), the nation’s leading owner, manager and developer of market-dominant shopping centers, today reported operating results for the first quarter ended March 31, 2008.
•	Funds From Operations (“FFO”) per diluted share was $0.83 and net income per diluted share was $0.28 for the three-month period ended March 31, 2008, as compared to the prior-year comparable period of $0.91 and $0.42, respectively. The decrease in FFO and net income per share for the three-month period ended March 31, 2008, is primarily related to the release of certain tax reserves in the first quarter of 2007 and a reduction in the amount of transactional income offset by a full three months of operating results as a result of the merger with Inland Retail Real Estate Trust, Inc.(“IRRETI”).

•	Executed leases during the first quarter totaled approximately 2.9 million square feet, including 144 new leases and 329 renewals.

•	On a cash basis, base rental rates increased 27.8% on new leases, 7.0% on renewals and 10.7% overall.

•	Core portfolio leased percentage at March 31, 2008 was 95.8%.

•	Same store net operating income (“NOI”) for the quarter increased 2.0% over the prior-year comparable period.
Scott Wolstein, Developers Diversified’s Chairman and Chief Executive Officer, commented, “We’re pleased to report this quarter’s financial results, which demonstrate the strength of our portfolio and consistency in our performance, despite challenges in the broader economy. We expect property fundamentals in our portfolio to remain strong as our largest tenant relationships continue to benefit from market share gains due to solid balance sheets and price-sensitive consumers.”
“We’re pleased with the progress we’ve made in addressing our 2008 debt and loan maturities and we remain focused on our balance sheet in order to minimize our risk profile while allowing us to pursue opportunities created by the credit market dislocation,” Mr. Wolstein continued.

Financial Results:
Net income applicable to common shareholders was $32.9 million, or $0.28 per share (diluted and basic), for the three-month period ended March 31, 2008, as compared to $48.7 million, or $0.42 per share (diluted and basic), for the prior-year comparable period. The decrease in net income for the three-month period ended March 31, 2008, is primarily related to the release of certain tax reserves in the first quarter of 2007 and a reduction in the amount of transactional income offset by a full three months of operating results as a result of the merger with IRRETI.
For the three-month periods ended March 31, 2008 and 2007, FFO per share was $0.83 (diluted and basic) and $0.91 (diluted and basic), respectively. FFO applicable to common shareholders was $99.6 million for the three-month period ended March 31, 2008, as compared to $106.2 million for the three-month period ended March 31, 2007. The decrease in FFO for the three-month period ended March 31, 2008, is a result of the same factors impacting net income as described above.
FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains from disposition of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, (iii) extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.
Leasing:
The following results from the first quarter ended March 31, 2008 highlight continued strong leasing activity throughout the portfolio:
•	Executed 144 new leases aggregating 0.8 million square feet and 329 renewals aggregating 2.1 million square feet.

•	On a cash basis, rental rates on new leases increased 27.8% and rental rates on renewals increased 7.0%. Overall, rental rates for new leases and renewals increased 10.7%.

•	Total portfolio average annualized base rent per occupied square foot, excluding Brazil, as of March 31, 2008 was $12.38, as compared to $12.36 at March 31, 2007.

•	Core portfolio leased rate was 95.8% as of March 31, 2008, as compared to 96.0% at March 31, 2007.
The Company and its joint ventures (at 100%) estimate total annual recurring leasing capital expenditures to be approximately $25 million ($0.21 per square foot of owned GLA) in 2008.
Acquisitions:
In January 2008, through a 50% consolidated joint venture interest with Holborn Brampton Limited Partnership, the Company acquired 43 acres of land in Brampton, Ontario, Canada, for approximately $32.6 million to develop a retail shopping center.
Dispositions:
In the first quarter of 2008, the Company sold two shopping centers, including one which was considered held for sale at December 31, 2007, aggregating approximately 0.1 million square feet for an aggregate sales price of $8.0 million.
Macquarie DDR Trust Share Purchase:
In February 2008, the Company began purchasing units of Macquarie DDR Trust (“MDT”), an Australian Based Listed Property Trust sponsored by Macquarie Bank Limited (ASX: MBL), an international investment bank, advisor and manager of specialized real estate funds. MDT is DDR’s joint venture partner in the DDR Macquarie Fund LLC joint venture (“the Fund”). Through the combination of its purchase of the units in MDT and its direct and indirect ownership of the Fund, DDR is entitled to an approximate 17.2% of the economic interest in the Fund at March 31, 2008. Through April 21, 2008, the Company has purchased 59.7 million MDT units in open market transactions at an aggregate cost of approximately $27.5 million, which reflects a weighted-average price per unit of $0.46.

Wholly-Owned and Consolidated Joint Venture Development:
The Company currently has the following wholly-owned and consolidated joint venture shopping center projects under construction:

			Estimated
		Expected	Initial
	Owned	Net Cost	Anchor
Location	GLA	($ Millions)	Opening *	Description
Ukiah (Mendocino), California **	409,900	$101.4	1H 10	Community Center
Miami (Homestead), Florida	275,839	74.9	2H 08	Community Center
Miami, Florida	400,685	142.6	2H 06	Mixed Use
Tampa (Brandon), Florida	241,700	55.5	2H 09	Community Center
Tampa (Wesley Chapel), Florida	73,360	13.7	2H 09	Community Center
Boise (Nampa), Idaho	450,855	123.1	2H 07	Community Center
Boston, Massachusetts (Seabrook, New Hampshire)	210,180	50.1	2H 09	Community Center
Elmira (Horseheads), New York	350,987	53.0	1H 07	Community Center
Raleigh (Apex), North Carolina (Promenade)	81,780	17.9	2H 09	Community Center
Raleigh (Apex), North Carolina (Beaver Creek
Crossing, Phase II)	162,270	50.8	2H 10	Community Center
Austin (Kyle), Texas **	325,005	60.0	2H 09	Community Center

Total	2,982,561	$743.0

*	1H = First Half, 2H = Second Half

**	Consolidated 50% Joint Venture
At March 31, 2008, $430.3 million of costs were incurred in relation to the Company’s 11 development projects under construction.
In addition to these current developments, the Company and its Joint Ventures are scheduled to commence construction on various other developments, including several international projects. The Company has also identified several additional potential development opportunities reflecting an aggregate estimated cost of over $1 billion. While there are no assurances any of these projects will be undertaken, they provide a source of potential development projects over the next several years. As of March 31, 2008, the projected unleveraged GAAP return on the Company’s aggregate development and redevelopment pipeline is approximately 10%.

Unconsolidated Joint Venture Development:
The Company’s unconsolidated joint ventures have the following shopping center projects under construction. At March 31, 2008, $283.7 million of costs had been incurred in relation to these development projects.

	DDR's Effective		Expected	Estimated
	Ownership	Owned	Net Cost ($	Initial Anchor
Location	Percentage	GLA__	Millions)	Opening*	Description
Kansas City (Merriam), Kansas	20.0%	202,116	$46.8	2H 08	Community Center
Detroit (Bloomfield
Hills), Michigan	10.0%	882,197	192.5	2H 09	Lifestyle Center
Dallas (Allen), Texas	10.0%	797,665	171.2	1H 08	Lifestyle Center
Manaus, Brazil	47.4%	477,630	82.6	1H 09	Enclosed Mall

Total		2,359,608	$493.1

*	1H = First Half, 2H = Second Half
Wholly-Owned and Consolidated Joint Venture Redevelopments and Expansions:
The Company is currently expanding/redeveloping the following wholly-owned and consolidated joint venture shopping centers at a projected aggregate net cost of approximately $152.5 million. At March 31, 2008, approximately $99.6 million of costs had been incurred in relation to these projects.

Property	Description
Miami (Plantation), Florida	Redevelop shopping center to include Kohl’s and additional junior tenants
Chesterfield, Michigan	Construct 25,400 sf of small shop space and retail space
Olean, New York	Wal-Mart expansion and tenant relocation
Fayetteville, North Carolina	Redevelop 18,000 sf of small shop space and construct an outparcel building
Akron (Stow), Ohio	Redevelop former K-Mart space and develop new outparcels
Dayton (Huber Heights), Ohio	Construct 45,000 sf junior tenant

Unconsolidated Joint Venture Redevelopments and Expansions:
The Company’s unconsolidated joint ventures are currently expanding/redeveloping the following shopping centers at a projected net cost of $458.9 million, which includes original acquisition costs related to assets acquired for development. At March 31, 2008, approximately $404.4 million of costs had been incurred in relation to these projects. The following is a summary of these joint venture redevelopment and expansion projects:

	DDR's Effective
	Ownership
Property	Percentage	Description
Buena Park, California	20.0%	Large-scale redevelopment of enclosed mall to open-air format
Los Angeles (Lancaster), California	21.0%	Relocate Wal-Mart and redevelop former Wal-Mart space
Chicago (Deer Park), Illinois	25.75%	Re-tenant former retail shop space with junior tenant and construct 13,500 sf multi-tenant outparcel building
Benton Harbor, Michigan	20.0%	Construct 89,000 sf of anchor space and retail shops
Kansas City, Missouri	20.0%	Relocate retail shops and re-tenant former retail shop space
Cincinnati, Ohio	18.0%	Redevelop former JCPenney space
Financing:
In March 2008, the Company entered into mortgage loans with Metropolitan Life Insurance Company on six of its shopping center assets, four of which are located in the continental U.S. and two of which are located in Puerto Rico, for an aggregate of $350.0 million with a maturity date of April 2013. The loans have a fixed interest rate of 5.0% and provide for interest-only debt service payments with a balloon payment at maturity. The Company used the proceeds from the loans to repay scheduled 2008 debt maturities and the remaining balance to repay revolving credit facilities.
Other loan closings during the quarter included a $71 million construction loan on our Homestead, Florida development and the refinancing of $72 million of joint venture debt. In addition, our 50% joint venture with Sonae Sierra, which owns and develops retail real estate in Brazil, closed on a R$50 million Reais credit facility in late February.
In January 2008, the Company repaid unsecured notes aggregating $100.0 million through borrowings on the Company’s revolving credit facilities.
Developers Diversified Realty Corporation currently owns and manages over 740 retail operating and development properties in 45 states, plus Puerto Rico, Brazil, Russia and Canada, totaling approximately 162 million square feet. Developers Diversified Realty Corporation is a self-administered and self-managed REIT operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.
A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle M. Dawson, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Web site which is located at http://www.ddr.com.

Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant, constructing properties or expansions that produce a desired yield on investment or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form 10-K as of December 31, 2007.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three-Month Periods
	Ended March 31,
	2008	2007
Revenues:
Minimum rents (A)	$160,852	$149,825
Percentage and overage rents (A)	3,006	2,005
Recoveries from tenants	53,602	45,722
Ancillary and other property income	4,662	4,702
Management, development and other fee income	16,287	9,082
Other (B)	3,487	7,709

	241,896	219,045

Expenses:
Operating and maintenance	36,869	27,342
Real estate taxes	27,675	25,810
General and administrative (C)	20,715	21,518
Depreciation and amortization	57,139	52,096

	142,398	126,766

Other income (expense):
Interest income	582	3,682
Interest expense	(62,214)	(60,471)
Other expense (D)	(497)	(225)

	(62,129)	(57,014)

Income before equity in net income of joint ventures, minority equity interests, income tax (expense) benefit of taxable REIT subsidiaries and franchise taxes, discontinued operations and gain on disposition of real estate, net of tax	37,369	35,265
Equity in net income of joint ventures (E)	7,388	6,281
Minority equity interests (F)	(2,371)	(5,839)
Income tax (expense) benefit of taxable REIT subsidiaries and franchise taxes (G)	(1,045)	15,061

Income from continuing operations	41,341	50,768
(Loss) income from discontinued operations (H)	(284)	5,758

Income before gain on disposition of real estate	41,057	56,526
Gain on disposition of real estate, net of tax	2,367	6,010

Net income	$43,424	$62,536

Net income applicable to common shareholders	$32,857	$48,744

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$32,857	$48,744
Depreciation and amortization of real estate investments	54,362	52,449
Equity in net income of joint ventures (E)	(7,388)	(6,281)
Joint ventures’ FFO (E)	19,181	13,559
Minority equity interests (OP Units) (F)	595	569
Gain on disposition of depreciable real estate	(19)	(2,857)

FFO applicable to common shareholders	99,588	106,183
Preferred dividends	10,567	13,792

FFO	$110,155	$119,975

Per share data:
Earnings per common share
Basic	$0.28	$0.42

Diluted	$0.28	$0.42

Dividends Declared	$0.69	$0.66

Funds From Operations — Basic (I)	$0.83	$0.91

Funds From Operations — Diluted (I)	$0.83	$0.91

Basic — average shares outstanding (I)	119,148	114,851

Diluted — average shares outstanding (I)	119,349	115,661

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(A)	Increases in base and percentage rental revenues for the three-month period ended March 31, 2008, as compared to the prior-year comparable period, aggregated $12.1 million, consisting of $3.2 million related to leasing of core portfolio properties (an increase of 2.5% from 2007), $17.8 million from the acquisition of assets and the merger with IRRETI, $1.4 million related to developments and redevelopments and $0.4 million from an increase in occupancy at the business centers. These amounts were offset by a decrease of $10.7 million due to the disposition of properties in 2007 and 2008. Included in the rental revenues for the three-month periods ended March 31, 2008 and 2007, is approximately $2.8 million and $3.1 million, respectively, of revenue resulting from the recognition of straight-line rents.

(B)	Other income for the three-month periods ended March 31, 2008 and 2007 was comprised of the following (in millions):

	Three-Month Periods
	Ended March 31,
	2008	2007
Acquisition fees	$—	$6.3
Lease termination fees	3.3	1.3
Other miscellaneous	0.2	0.1

	$3.5	$7.7

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the three-month periods ended March 31, 2008 and 2007, general and administrative expenses were approximately 4.3% and 5.7%, respectively, of total revenues, including joint venture revenues. For the three-month period ended March 31, 2007, the Company recorded a charge of approximately $4.1 million to general and administrative expense in connection with the Company’s former president’s departure as an executive officer. Excluding this charge, general and administrative expenses were 4.6% of total revenues for the three-month period ended March 31, 2007.

(D)	Other income/expense primarily relates to abandoned acquisition and development project costs.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(E)	The following is a summary of the combined operating results of the Company’s joint ventures:

	Three-Month Periods
	Ended March 31,
	2008	2007
Revenues from operations (a)	$238,187	$145,258

Operating expense	80,918	48,443
Depreciation and amortization of real estate investments	56,604	30,502
Interest expense	77,295	45,669

	214,817	124,614

Income from operations before tax expense and discontinued operations	23,370	20,644
Income tax expense	(3,780)	(2,249)
Loss from discontinued operations, net of tax	—	(157)
Loss on disposition of discontinued operations, net of tax	(2)	(341)
Other gain, net	6,439	—

Net income	$26,027	$17,897

DDR ownership interests (b)	$7,489	$6,511

FFO from joint ventures are summarized as follows:
Net income	$26,027	$17,897
Loss on disposition of real estate, including discontinued operations	2	—
Depreciation and amortization of real estate investments	56,604	30,963

	$82,633	$48,860

DDR ownership interests (b)	$19,181	$13,559

DDR joint venture distributions received, net (c)	$13,700	$10,218

(a)	Revenues for the three-month periods ended March 31, 2008 and 2007 included approximately $2.3 million and $1.3 million, respectively, resulting from the recognition of straight-line rents of which the Company’s proportionate share was $0.3 million and $0.2 million, respectively.

(b)	The Company’s share of joint venture net income decreased by $0.1 million and $0.3 million for the three-month periods ended March 31, 2008 and 2007, respectively. These adjustments reflect basis differences impacting amortization and depreciation and gain on dispositions.

At March 31, 2008 and 2007, the Company owned joint venture interests, excluding consolidated joint ventures, in 273 and 212 shopping center properties, respectively. In addition, at March 31, 2008 and 2007, the Company owned 44 and 48 shopping center sites formerly owned by Service Merchandise, respectively, through its 20% owned joint venture with Coventry II.

(c)	Distributions may include funds received from asset sales and refinancings in addition to ongoing operating distributions.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(F)	Minority equity interests are comprised of the following:

	Three-Month Periods
	Ended March 31,
	2008	2007
Minority equity interests	$1,776	$1,488
Operating partnership units	595	569
Preferred operating partnership units	—	3,782

	$2,371	$5,839

The preferred operating partnership units were redeemed in June 2007.
(G)	During the first quarter of 2007, the Company released to income approximately $15.0 million of previously established valuation allowances against certain deferred tax assets as management had determined, due to several factors, that it is more likely than not that the deferred tax asset will be realized. The release was primarily due to the Company’s increased use of its taxable REIT subsidiaries relating to its merchant building program.

(H)	The operating results relating to assets classified as discontinued operations are summarized as follows:

	Three-Month Periods
	Ended March 31,
	2008	2007
Revenues	$119	$11,916

Expenses:
Operating	134	3,257
Interest, net	10	3,220
Depreciation	68	2,500

Total expenses	212	8,977

(Loss) income before (loss) gain on disposition of real estate	(93)	2,939
(Loss) gain on disposition of real estate	(191)	2,819

Net (loss) income	$(284)	$5,758

(I)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion of approximately 0.9 million Operating Partnership Units (OP Units) outstanding at March 31, 2008 and 2007, into 0.9 million common shares of the Company for both of the three-month periods ended March 31, 2008 and 2007, respectively, on a weighted average basis. The weighted average diluted shares and OP Units outstanding, for purposes of computing FFO, were approximately 120.6 million and 116.9 million for the three-month periods ended March 31, 2008 and 2007, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data:

	March 31, 2008 (A)	December 31, 2007 (A)
Assets:
Real estate and rental property:
Land	$2,103,771	$2,142,942
Buildings	5,945,652	5,933,890
Fixtures and tenant improvements	245,980	237,117

	8,295,403	8,313,949
Less: Accumulated depreciation	(1,077,841)	(1,024,048)

	7,217,562	7,289,901
Construction in progress	782,534	664,926
Assets held for sale	—	5,796

Real estate, net	8,000,096	7,960,623

Investments in and advances to joint ventures	646,627	638,111
Cash	70,964	49,547
Restricted cash	49,635	58,958
Notes receivable	19,076	18,557
Receivables, including straight-line rent, net	197,552	199,354
Other assets, net	169,793	164,666

	$9,153,743	$9,089,816

Liabilities:
Indebtedness:
Revolving credit facilities	$741,818	$709,459
Unsecured debt	2,522,431	2,622,219
Mortgage and other secured debt	2,445,552	2,259,336

	5,709,801	5,591,014
Dividends payable	89,606	85,851
Other liabilities	281,835	285,245

	6,081,242	5,962,110
Minority equity interests	130,857	128,881
Shareholders’ equity	2,941,644	2,998,825

	$9,153,743	$9,089,816

(A)	Amounts include the consolidation of Mervyns, a 50% owned joint venture, which includes $405.8 million of real estate assets at March 31, 2008 and December 31, 2007, $258.5 million of mortgage debt at March 31, 2008 and December 31, 2007, and $73.4 million and $74.6 million of minority equity interest at March 31, 2008 and December 31, 2007, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)
Selected Balance Sheet Data (Continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	March 31, 2008	December 31, 2007
Land	$2,386,799	$2,384,069
Buildings	6,269,832	6,253,167
Fixtures and tenant improvements	113,309	101,115

	8,769,940	8,738,351
Less: Accumulated depreciation	(463,607)	(412,806)

	8,306,333	8,325,545
Construction in progress	260,845	207,387

Real estate, net	8,567,178	8,532,932
Receivables, including straight-line rent, net	119,732	124,540
Leasehold interests	13,634	13,927
Other assets	439,253	365,925

	$9,139,797	$9,037,324

Mortgage debt (a)	$5,581,082	$5,551,839
Notes and accrued interest payable to DDR	8,196	8,492
Other liabilities	269,393	201,083

	5,858,671	5,761,414
Accumulated equity	3,281,126	3,275,910

	$9,139,797	$9,037,324

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $1,070.9 million and $1,034.1 million at March 31, 2008 and December 31, 2007, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Three-Month	Three-Month
	Period Ended	Period Ended
	March 31	March 31	Year Ended December 31,
	2008	2007	2007	2006	2005	2004
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$32,857	$48,744	$225,113 (6)	$198,095	$227,474	$219,056
Depreciation and Amortization of Real Estate Investments	$54,362	$52,449	$214,396	$185,449	$169,117	$130,537
Equity in Net Income From Joint Ventures	$(7,388)	$(6,281)	$(43,229)	$(30,337)	$(34,873)	$(40,896)
Joint Venture Funds From Operations	$19,181	$13,559	$84,423	$44,473	$49,302	$46,209
Operating Partnership Minority Equity Interest Expense	$595	$569	$2,275	$2,116	$2,916	$2,607
Cumulative Effect of Adoption of a New Accounting Standard	$0	$0	$0	$0	$0	$3,001
Gain on Disposition of Real Estate	($19)	($2,857)	($17,956)	($21,987)	($58,834)	($68,179)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$99,588	$106,183	$465,021	$377,809	$355,102	$292,335
PREFERRED DIVIDENDS	$10,567	$13,792	$50,934 (6)	$55,169	$55,169	$50,706

FUNDS FROM OPERATIONS	$110,155	$119,975	$515,956	$432,978	$410,271	$343,041

PER SHARE INFORMATION:
Funds From Operations — Diluted	$0.83	$0.91	$3.79	$3.41	$3.21	$2.95
Net Income — Diluted	$0.28	$0.42	$1.85	$1.81	$2.08	$2.24
Cash Dividends	$0.69	$0.66	$2.64	$2.36	$2.16	$1.94

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	120,626	116,850	122,716	110,826	110,700	99,147

TOTAL MARKET CAPITALIZATION (1)	$11,316,805	$15,250,454	$10,755,742	$11,869,415	$9,781,900	$8,276,943
DEBT TO TOTAL MARKET CAPITALIZATION (1)	50.45%	40.21%	51.98%	35.80%	39.77%	32.82%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	57.45%	55.31%	56.92%	54.36%	52.67%	45.37%
DIVIDEND PAYOUT RATIO (1)	83.58%	78.19%	69.55%	68.84%	66.98%	67.28%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.31%	5.71% (7)	4.53% (7)	4.80%	4.55%	4.94%

GENERAL AND ADMINISTRATIVE EXPENSES	$20,715	$21,518 (7)	$81,244 (7)	$60,679	$54,048	$47,126

REVENUES:
DDR Revenues	$242,015	$230,961	$973,690	$824,725	$748,571	$605,246
Joint Venture Revenues	$238,197	$145,990	$818,029	$438,885	$438,103	$348,740

TOTAL REVENUES (3)	$480,212	$376,951	$1,791,719	$1,263,610	$1,186,675	$953,987

NET OPERATING INCOME:
DDR Net Operating Income	$177,339	$174,559	$723,196	$615,007	$555,291	$453,501
Joint Venture Net Operating Income	$157,269	$94,944	$544,732	$288,699	$280,617	$228,358

TOTAL NET OPERATING INCOME (4)	$334,608	$269,503	$1,267,928	$903,706	$835,907	$681,859

REAL ESTATE AT COST:
DDR Real Estate at Cost	$9,077,937	$10,454,010	$8,984,738	$7,450,693	$7,029,337	$5,603,424
Joint Venture Real Estate at Cost	$9,030,785	$7,262,920	$8,945,738	$3,939,707	$3,470,112	$3,165,335

TOTAL REAL ESTATE AT COST (5)	$18,108,722	$17,716,930	$17,930,476	$11,390,400	$10,499,449	$8,768,759

(1)	See Market Capitalization and Financial Ratio section for detail calculation.

(2)	The calculation includes joint venture revenues.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes construction in progress (CIP) at March 31, 2008 of $1,043.4 million (includes $260.8 million of CIP included in joint ventures, of which $56.4 million represents the Company’s proportionate share), and at December 31, 2007, 2006, 2005, 2004, CIP aggregated $872.3 million, $611.2 million, $386.2 million and $271.0 million, respectively.

(6)	Amounts were adjusted to include original issuance costs associated with the redemption of preferred stock of $5.4 million for the year ended December 31, 2007.

(7)	The 2007 general and administrative expenses include the former president’s resignation as an executive officer of the company charges of $4.1 million. Excluding this charge, general and administrative expenses were approximately 4.6% and 4.3% of total revenue for the periods ended March 31, 2007 and December 31, 2007, respectively.
Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
MARKET CAPITALIZATION & FINANCIAL RATIOS

	Three-Month
	Period Ended
	March 31	Year Ended December 31,
	2008	2007	2006	2005	2004
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$5,709,801	$5,591,014	$4,248,812	$3,890,709	$2,716,426
Total Market Capitalization *	$11,316,805	$10,755,742	$11,869,415	$9,781,900	$8,276,943

	50.45%	51.98%	35.80%	39.77%	32.82%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	57.45%	56.92%	54.36%	52.67%	45.37%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$6,780,720	$6,625,086	$4,774,407	$4,401,169	$3,137,184
Total Market Capitalization *	$12,387,724	$11,789,814	$12,395,010	$10,292,361	$8,697,701

	54.74%	56.19%	38.52%	42.76%	36.07%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	61.40%	61.01%	57.20%	55.44%	48.67%

INTEREST COVERAGE RATIO:
Interest Expense (1)	$60,448	$261,002	$215,438	$184,281	$130,447
FFO Before Interest and Preferred Dividends *	$170,603	$776,958	$648,416	$594,551	$473,488

	2.82	2.98	3.01	3.23	3.63

DEBT SERVICE COVERAGE RATIO:
Debt Service * (1)	$67,597	$291,585	$247,464	$217,434	$152,927
FFO Before Interest and Preferred Dividends *	$170,603	$776,958	$648,416	$594,551	$473,488

	2.52	2.66	2.62	2.73	3.10

FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges (1)	$78,165	$337,114	$302,632	$272,603	$203,633
FFO Before Interest and Preferred Dividends *	$170,603	$776,958	$648,416	$594,551	$473,488

	2.18	2.30	2.14	2.18	2.33

DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$83,234	$327,183	$260,069	$237,856	$196,685
FFO exclusive of charge associated with preferred stock redemption	$99,588	$470,426	$377,809	$355,102	$292,335

	0.84	0.70	0.69	0.67	0.67

*	See Attached for Detail Calculation

(1)	Amounts have been adjusted to eliminate interest and debt service costs of joint ventures consolidated due to FIN 46 as FFO does not include the joint venture partners’ proportionate share.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

	Three-Month
	Period Ended
	March 31		As of December 31,
	2008		2007		2006		2005	2004
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	119,769		119,528		108,986		108,948	108,083
Operating Partnership Units Outstanding	862		862		872		1,350	1,350

Total	120,630		120,390		109,859		110,298	109,432
Share Price	$41.88		$38.29		$62.95		$47.02	$44.37

Market Value of Common Shares	$5,052,004		$4,609,728		$6,915,603		$5,186,192	$4,855,516
Preferred Shares at Book Value	$555,000		$555,000		$705,000		$705,000	$705,000
Total Debt	$5,709,801	(1)	$5,591,014	(1)	$4,248,812	(1)	$3,890,709	$2,716,426

TOTAL MARKET CAPITALIZATION	$11,316,805		$10,755,742		$11,869,415		$9,781,900	$8,276,943

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	119,769		119,528		108,986		108,948	108,083
Operating Partnership Units Outstanding	862		862		872		1,350	1,350

Total	120,630		120,390		109,859		110,298	109,432
Share Price	$41.88		$38.29		$62.95		$47.02	$44.37

Market Value of Common Shares	$5,052,004		$4,609,728		$6,915,603		$5,186,192	$4,855,516

Preferred Shares at Book Value	$555,000		$555,000		$705,000		$705,000	$705,000
Total Debt	$5,709,801	(1)	$5,591,014	(1)	$4,248,812	(1)	$3,890,709	$2,716,426
Proportionate Share of JV Debt	$1,070,919		$1,034,072		$525,595		$510,460	$420,758

TOTAL MARKET CAPITALIZATION	$12,387,724		$11,789,814		$12,395,010		$10,292,361	$8,697,701

(1)	Includes $327.6 million of consolidated joint venture debt at March 31, 2008 (of which $158.7 million represents the joint venture partners’ share) and $327.6 million and $275.2 million at December 31, 2007 and 2006, respectively.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

	Three-Month
	Period Ended
	March 31	Year Ended December 31,
	2008	2007	2006	2005	2004
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$9,077,937	$8,984,738	$7,450,693	$7,029,337	$5,603,424
Undepreciated Real Estate Intangible Assets	$74,119	$72,443	$27,408	$26,345	$27,841
Cash and Cash Equivalents	$120,599	$108,505	$28,378	$30,655	$49,871
Notes Receivable	$19,076	$18,557	$18,161	$24,996	$17,823
Investments in and Advances to Joint Ventures	$646,627	$638,111	$291,685	$275,136	$288,020

	$9,938,358	$9,822,354	$7,816,325	$7,386,469	$5,986,979

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$9,077,937	$8,984,738	$7,450,693	$7,029,337	$5,603,424
Undepreciated Real Estate Intangible Assets	$74,119	$72,443	$27,408	$26,345	$27,841
Cash and Cash Equivalents	$120,599	$108,505	$28,378	$30,655	$49,871
Notes Receivable or Proportionate Share Thereof	$21,159	$19,487	$35,443	$116,212	$44,536
Proportionate Share of JV Undepreciated Real Estate Assets	$1,749,279	$1,673,987	$804,738	$736,109	$719,619

	$11,043,093	$10,859,160	$8,346,659	$7,938,658	$6,445,290

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$99,588	$465,021	$377,809	$355,102	$292,335
Interest Expense	$62,224	$268,526	$222,867	$186,196	$130,447
Adjustment to interest expense for consolidated joint ventures due to FIN 46	($1,776)	($7,524)	($7,429)	($1,915)	$0
Preferred Dividends, Including Preferred Operating Minority Interest & Non-Cash D-42 Dividend	$10,567	$50,934	$55,169	$55,169	$50,706

	$170,603	$776,958	$648,416	$594,551	$473,488

DEBT SERVICE
Interest Expense	$62,224	$268,526	$222,867	$186,196	$130,447
Adjustment to interest expense for consolidated joint ventures due to FIN 46	($1,776)	($7,524)	($7,429)	($1,915)	$0
Recurring Principal Amortization	$7,150	$30,583	$32,026	$33,154	$22,480

	$67,597	$291,585	$247,464	$217,434	$152,927

FIXED CHARGES
Debt Service	$67,597	$291,585	$247,464	$217,434	$152,927
Preferred Dividends, Including Preferred Operating Minority Interest and excluding Non-Cash	$10,567	$45,529	$55,169	$55,169	$50,706

D-42 Dividend	$78,165	$337,114	$302,632	$272,603	$203,633

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.
•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provisions of tenants’ leases.
•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures	Useful lives, which approximate lease
and Tenant Improvements	terms, where applicable
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.
•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.
•	For the three-month period ended March 31, 2008 and for the years ended December 31, 2007, 2006, 2005 and 2004, the Company capitalized interest of $9.1 million, $26.9 million, $20.1 million, $12.5 million and $10.0 million, respectively.
•	In addition, the Company capitalized certain construction administration costs of $3.9 million for the three-month period ended March 31, 2008 and $10.9 million, $10.1 million, $6.2 million and $5.5 million for the years ended December 31, 2007, 2006, 2005, and 2004, respectively.
•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
Other Real Estate Information
Total Recurring Capital Expenditures
•	The Company and its joint ventures (at 100%) currently estimate total annual recurring leasing capital expenditures to be approximately $25 million ($0.21 psf of owned GLA) in 2008.
Undeveloped Land
•	Included in land is undeveloped real estate, comprised primarily of outlots or expansion pads adjacent to the shopping centers owned by the Company. Land held for development is included in the Company’s CIP amount.
•	At December 31, 2007, the Company estimated the value of this undeveloped land to be approximately $60 million. This value has not been adjusted to reflect changes in land sales or acquisitions subsequent to December 31, 2007.
Non-Income Producing Assets
•	The Company currently estimates the undepreciated cost of its non-income producing real estate assets and furniture, fixtures and equipment to be approximately $110 million at December 31, 2007.
Other Real Estate Information 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Same Store Net Operating Income (NOI) represents shopping center assets owned in comparable periods, excluding those under redevelopment. NOI generally includes revenues and expenses for each comparable asset, but excludes straight-line rent, lease termination income and provisions for uncollectible amounts and/or recoveries thereof. Reconciliation of Same Store NOI to Total Revenues and Certain Expenses is as follows:

	Three Months Ended
	March 31,
	2008	2007
Total Revenues DDR	$241,896	$219,045
Total Revenues — Combined Joint Ventures	238,187	145,258
Operating and Maintenance — DDR	(36,869)	(27,342)
Real Estate Taxes — DDR	(27,675)	(25,810)
Operating and Maintenance and Real Estate Taxes- Combined Joint Ventures	(80,918)	(48,443)

Combined NOI	$334,621	$262,708

Total Same Store NOI	$174,216	$170,860	2.0%
Property NOI from other operating segments	160,405	91,848

Combined NOI	$334,621	$262,708

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation
Reconciliation of Funds From Operations (FFO):

	Three Months Ended
	March 31,
	2008	2007

FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$32,857	$48,744
Depreciation and Amortization of Real Estate Investments	54,362	52,449
Equity in Net Income From Joint Ventures	(7,388)	(6,281)
Joint Venture Funds From Operations	19,181	13,559
Minority Equity Interests (OP Units)	595	569
Gain on Sales of Real Estate	(19)	(2,857)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$99,588	$106,183

Preferred Dividend Charges	10,567	13,792

FUNDS FROM OPERATIONS	$110,155	$119,975

ADDITIONAL SFAS 141 DISCLOSURES:
Below (Above) Market Rent Amortization	$237	$336
Pro Rata Share of JV Below (Above) Market Rent Amortization	32	2

Debt Premium Amortization Income (Expense)	$1,536	$2,123
Pro Rata Share of JV Debt Premium Amortization Income (Expense)	(7)	9
Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three Months Ended
	March 31,
	2008	2007	Income Statement Caption

Transactional Income Included in FFO Consolidated
Merchant Building Gains, Net of Tax	$50	$533	Gain on Disposition of Real Estate
Land Sale Gains	2,107	5,439	Gain on Disposition of Real Estate

	$2,157	$5,972

Transactional Income NOT Included in FFO Consolidated
Gain on Dispositions	$210	$38	Gain on Disposition of Real Estate
(Loss) Gain on Sales from Discontinued Operations	(191)	2,819	(Loss) Gain on Disposition of Discontinued Operations

	$19	$2,857	FFO Reconciliation

Gain on Sales of Real Estate
Merchant Building Gains, Net of Tax	$50	$533
Land Sale Gains	2,107	5,439
Gain on Dispositions	210	38

	$2,367	$6,010	Consolidated Income Statement

Gain on Sales of Real Estate From Discontinued Operations
(Loss) Gain on Sales from Discontinued Operations	$(191)	$2,819	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

	Three Months Ended
	March 31,
	2008	2007	Income Statement Caption

Transactional Income Included in FFO Joint Ventures
Loss on Sales from Discontinued Operations	$—	$(341)	Loss on Disposition of Real Estate, Net of Tax
Land Sales Gains	—	—	Gain on Disposition of Real Estate, Net of Tax

	$—	$(341)

DDR’s Proportionate Share	$—	$(68)
Promoted Income (a)	—	—

DDR’s Proportionate Share	$—	$(68)

Transactional Income NOT Included in FFO Joint Ventures
Gain on Sales from Discontinued Operations	$—	$—	Gain on Disposition of Real Estate
Other Gain on Sales	—	—	Gain on Disposition of Real Estate

	$—	$—	FFO Reconciliation

DDR’s Proportionate Share		$—

Gain on Sales of Real Estate, Net of Tax
Land Sales Gains	$—	$—
Other Gain on Sales	—	—

	$—	$—	Gain on Disposition of Real Estate

Gain on Sales of Real Estate From Discontinued Operations
Loss on Sales from Discontinued Operations included in FFO	$—	$(341)
Gain on Sales from Discontinued Operations NOT included in FFO	—	—

	$—	$(341)	Loss on Disposition of Discontinued Operations

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Joint Venture Investment Summary
(in millions)
as of March 31, 2008

							Gross		Promoted
			DDR	Consolidated	Number of		Book		Interest
	Legal Name	Partner(s)	Ownership %	(Yes/No)	Properties		Value	Debt	(Yes/No)
1	DDRTC Core Retail Fund, LLC	TREA Retail Property Portfolio 2006, LLC (TIAA) (85%)	15.0%	No	66		$2,949.1	$1,772.7	Yes
2	DDR Domestic Retail Fund I	DDR Domestic Retail Fund I (80%)	20.0%	No	63		$1,463.6	$968.3	Yes
3	Investments with Macquarie (DDR Macquarie Fund LLC, Management LLC, U.S. Trust Inc. and MDT PS LLC )	Macquarie Bank Ltd (MBL) / Macquarie DDR Trust (MDT) (B)	Various	No	57		$1,927.6	$1,209.8	Yes
4	DDR MDT MV LLC (Mervyns) (C)	Macquarie DDR Trust (MDT) (49.98%)	50.02%	Yes	37		$405.8	$258.5	Yes
5	Coventry II DDR Bloomfield LLC	Coventry II Fund (80%)	20.0%	No	1	(A)	$108.1	$48.0	Yes
6	Coventry II DDR Buena Park LLC	Coventry II Fund (80%)	20.0%	No	1		$100.7	$61.0	Yes
7	Coventry II DDR Fairplain LLC	Coventry II Fund (80%)	20.0%	No	1		$29.7	$16.0	Yes
8	Coventry II DDR Marley Creek LLC	Coventry II Fund (80%)	20.0%	No	1		$13.1	$10.8	Yes
9	Coventry II DDR Merriam Village LLC	Coventry II Fund (80%)	20.0%	No	1	(A)	$35.1	$18.5	Yes
10	Coventry II DDR Montgomery Farm LLC	Coventry II Fund (80%)	20.0%	No	1	(A)	$98.2	$63.7	Yes
11	Coventry II DDR Phoenix Spectrum LLC	Coventry II Fund (80%)	20.0%	No	1		$84.8	$46.0	Yes
12	Coventry II DDR SM LLC	Coventry II Fund (80%)	20.0%	No	44		$148.0	$117.4	Yes
13	Coventry II DDR Totem Lakes LLC	Coventry II Fund (80%)	20.0%	No	1		$41.1	$21.0	Yes
14	Coventry II DDR Tri County LLC	Coventry II Fund (80%)	20.0%	No	1		$222.5	$167.8	Yes
15	Coventry II DDR Ward Parkway LLC	Coventry II Fund (80%)	20.0%	No	1		$64.0	$36.0	Yes
16	Coventry II DDR Westover LLC	Coventry II Fund (80%)	20.0%	No	1		$29.3	$20.7	Yes
17	RVIP IIIB LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$89.2	$60.0	Yes
18	RVIP VII LLC	Prudential Real Estate Advisors (79%)	21.0%	No	2		$121.6	$72.1	Yes
19	RVIP VIII LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$33.5	$23.4	Yes
20	DPG Realty Holdings LLC	Prudential Insurance Co. of America (90%)	10.0%	No	12		$130.7	$10.1	No
21	TRT DDR Venture I General Partnership	TRT-DDR Joint Venture I Owner LLC (90%)	10.0%	No	3		$160.0	$110.0	Yes
22	Sonae Sierra Brazil BV Sarl	Sonae Sierra, SGPS, SA (50%)	50.0%	No	9		$345.5	$0.0	No
23	Inland-SAU Retail Fund, LLC	Special Account - U, L.P. (State of Utah ) (80%)	20.0%	No	29		$308.8	$226.2	No
24	DDRA Comm. Ctrs Five, L.P.	DRA Advisors (50%)	50.0%	No	5		$241.7	$280.0	No
25	DDR Markaz II LLC (Kuwait Financial Centre II)	Kuwait Financial Centre S.A.K., Bank of Bahrain and Kuwait B.S.C. (80%)	20.0%	No	13		$203.9	$150.5	Yes
26	Lennox Town Center LTD.	Casto Properties (50%)	50.0%	No	1		$21.0	$27.0	No
27	Sun Center Limited	Casto Properties (20.55%)	79.45%	No	1		$25.9	$19.3	No
28	Dublin Village	Casto Properties (36.6%)	63.4%	No	—		$0.1	$0.0	No
29	DOTRS LLC	State Teachers Retirement Board of Ohio (50%)	50.0%	No	1		$26.6	$21.0	No
30	Jefferson County Plaza LLC	The Sansone Group (50%)	50.0%	No	1		$6.8	$3.7	No
31	Sansone Group/ DDRC LLC	The Sansone Group (50%)	50.0%	No	—		$0.4	$0.0	No
32	Shea & Tatum Assoc. LP (Paradise Village) (C)	Churchill Family Trust (33%)	67.0%	Yes	1		$27.9	$30.0	No
33	Other Consolidated Development Joint Ventures		Various	Yes	8		$255.2	$39.2	Yes

	TOTALS				366		$9,719.5	$5,908.7

(A)	Property is under development

(B)	The Company owns an effective ownership of 17.2% in DDR Macquarie Fund LLC, 3.2% in Macquarie DDR Trust and 3.2% in MDT PS LLC.

(C)	Joint Venture is included in consolidated operating results of DDR
Joint Venture Investment Summary 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2008

	DDRTC Core Retail	DDR Domestic	Investments	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR
	Fund LLC	Retail Fund I	with Macquarie	Bloomfield LLC	Buena Park LLC	Fairplain Plaza LLC	Marley Creek LLC	Merriam Village LLC
Real estate assets	$2,949.1	$1,463.6	$1,927.6	$108.1	$100.7	$29.7	$13.1	$35.1
Accumulated depreciation	(75.8)	(28.3)	(136.3)	0.0	(6.4)	(0.9)	(0.3)	0.0

Real estate, net	2,873.3	1,435.3	1,791.3	108.1	94.3	28.8	12.8	35.1

Receivables, net	14.8	11.3	36.3	0.0	2.2	0.4	(0.1)	0.0
Other assets	131.9	62.7	111.7	1.5	1.6	0.2	0.4	2.3
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$3,020.0	$1,509.3	$1,939.3	$109.6	$98.1	$29.4	$13.1	$37.4

Mortgage debt	$1,772.7	$968.3	$1,209.8	$48.0	$61.0	$16.0	$10.8	$18.5
Amounts payable to DDR	1.5	2.2	0.4	0.0	0.0	0.0	0.0	0.0
Other liabilities	43.2	17.9	104.0	5.6	1.9	0.3	0.1	0.9

	1,817.4	988.4	1,314.2	53.6	62.9	16.3	10.9	19.4
Accumulated equity (deficit)	1,202.6	520.9	625.1	56.0	35.2	13.1	2.2	18.0
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$3,020.0	$1,509.3	$1,939.3	$109.6	$98.1	$29.4	$13.1	$37.4

Proportionate share of other assets/liabilities, net	$15.5	$11.2	$5.2	($0.4)	$0.4	$0.0	$0.0	$0.3

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the three months ended March 31, 2008

	DDRTC Core Retail	DDR Domestic	Investments	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR
	Fund LLC	Retail Fund I	with Macquarie	Bloomfield LLC	Buena Park LLC	Fairplain Plaza LLC	Marley Creek LLC	Merriam Village LLC
Revenues from operations	$65.4	$35.3	$54.6	$0.0	$3.5	$0.9	$0.3	$0.0
Rental operation expenses	(21.0)	(12.8)	(18.7)	(0.0)	(1.6)	(0.4)	(0.2)	(0.0)

Net operating income	44.4	22.5	35.9	0.0	1.9	0.5	0.1	0.0
Depreciation and amortization expense	(19.8)	(9.8)	(10.3)	0.0	(0.6)	(0.1)	(0.1)	0.0
Interest expense	(24.1)	(13.9)	(17.2)	0.0	(0.8)	(0.2)	(0.1)	0.0

Income (loss) before gain on sale of real estate	0.5	(1.2)	8.4	(0.0)	0.5	0.2	(0.1)	0.0
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	6.4	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	$0.5	($1.2)	$14.8	($0.0)	$0.5	$0.2	($0.1)	$0.0
DDR ownership interest	15%	20%	* **	20%	20%	20%	20%	20%

	$0.1	($0.2)	$2.4	($0.0)	$0.1	$0.0	($0.0)	$0.0
Amortization of basis differential	0.1	0.2	0.3	0.0	0.0	0.0	0.0	0.0

	$0.2	$0.0	$2.7	($0.0)	$0.1	$0.0	($0.0)	$0.0

Proportionate share of net operating income (4)	$6.7	$4.5	$5.2	($0.0)	$0.4	$0.1	$0.0	$0.0

Proportionate share of interest expense (4)	$3.6	$2.8	$2.3	$0.0	$0.2	$0.0	$0.0	$0.0

Funds From Operations (“FFO”):

Net income (loss)	$0.5	($1.2)	$14.8	($0.0)	$0.5	$0.2	($0.1)	$0.0
Depreciation of real property	19.8	9.8	10.3	0.0	0.6	0.1	0.1	0.0
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	$20.3	$8.6	$25.1	($0.0)	$1.1	$0.3	($0.0)	$0.0
DDR ownership interest	***	20%	***	20%	20%	20%	20%	20%

DDR FFO	$3.1	$1.7	$3.7	($0.0)	$0.2	$0.1	($0.0)	$0.0

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2008

	Coventry II DDR	Coventry II DDR
	Montgomery Farm	Phoenix Spectrum	Coventry II Service	Coventry II DDR	Coventry II DDR Tri-	Coventry II DDR	Coventry II DDR	RVIP IIIB LP
	LLC	LLC	Holdings LLC	Totem Lakes LLC	County Mall LLC	Ward Parkway LLC	Westover LLC	Deer Park, IL
Real estate assets	$98.2	$84.8	$148.0	$41.1	$222.5	$64.0	$29.3	$89.2
Accumulated depreciation	(0.0)	(4.9)	(4.3)	(2.7)	(8.0)	(4.8)	(1.1)	(14.6)

Real estate, net	98.2	79.9	143.7	38.4	214.5	59.2	28.2	74.6

Receivables, net	0.0	2.6	5.1	0.1	2.6	2.2	0.9	2.8
Other assets	0.6	6.5	15.2	0.6	8.9	1.3	0.5	2.3
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$98.8	$89.0	$164.0	$39.1	$226.0	$62.7	$29.6	$79.7

Mortgage debt	$63.7	$46.0	$117.4	$21.0	$167.8	$36.0	$20.7	$60.0
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.1	8.0	4.6	1.1	10.0	1.2	0.4	3.4

	63.8	54.0	122.0	22.1	177.8	37.2	21.1	63.4
Accumulated equity (deficit)	35.0	35.0	42.0	17.0	48.2	25.5	8.5	16.3
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$98.8	$89.0	$164.0	$39.1	$226.0	$62.7	$29.6	$79.7

Proportionate share of other assets/liabilities, net	$0.0	$0.2	$3.1	($0.1)	$0.3	$0.5	$0.2	$0.4

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the three months ended March 31, 2008

	Coventry II DDR	Coventry II DDR
	Montgomery Farm	Phoenix Spectrum	Coventry II Service	Coventry II DDR	Coventry II DDR Tri-	Coventry II DDR	Coventry II DDR	RVIP IIIB LP
	LLC	LLC	Holdings LLC	Totem Lakes LLC	County Mall LLC	Ward Parkway LLC	Westover LLC	Deer Park, IL
Revenues from operations	$0.0	$2.6	$6.6	$0.8	$5.1	$2.2	$1.2	$3.5
Rental operation expenses	(0.1)	(0.9)	(3.0)	(0.3)	(2.3)	(1.1)	(0.4)	(1.3)

Net operating income	(0.1)	1.7	3.6	0.5	2.8	1.1	0.8	2.2
Depreciation and amortization expense	(0.0)	(0.4)	(1.0)	(0.2)	(1.0)	(0.3)	(0.2)	(0.6)
Interest expense	0.0	(0.5)	(2.8)	(0.3)	(2.5)	(0.5)	(0.3)	(0.9)

Income (loss) before gain on sale of real estate	(0.1)	0.8	(0.2)	0.0	(0.7)	0.3	0.3	0.7
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	($0.1)	$0.8	($0.2)	$0.0	($0.7)	$0.3	$0.3	$0.7
DDR ownership interest	20%	20%	20%	20%	20%	20%	20%	***

	($0.0)	$0.2	($0.0)	$0.0	($0.1)	$0.1	$0.1	$0.3
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$0.0	$0.2	($0.0)	$0.0	($0.1)	$0.1	$0.1	$0.3

Proportionate share of net operating income (4)	($0.0)	$0.3	$0.7	$0.1	$0.6	$0.2	$0.1	$0.6

Proportionate share of interest expense (4)	$0.0	$0.1	$0.6	$0.1	$0.5	$0.1	$0.1	$0.2

Funds From Operations (“FFO”):

Net income (loss)	($0.1)	$0.8	($0.2)	$0.0	($0.7)	$0.3	$0.3	$0.7
Depreciation of real property	0.0	0.4	1.0	0.2	1.0	0.3	0.2	0.6
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	($0.1)	$1.2	$0.8	$0.2	$0.3	$0.6	$0.5	$1.3
DDR ownership interest	20%	20%	20%	20%	20%	20%	20%	***

DDR FFO	($0.0)	$0.2	$0.2	$0.0	$0.1	$0.1	$0.1	$0.6

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2008

	RVIP	RVIP VIII	DPG Realty	TRT DDR	Sonae Sierra Brazil	Inland-SAU Retail	DDRA Community	DDR Markaz
	VII LLC	Tech Ridge LLC	Holdings LLC	Venture I GP	BV Sarl (2)	Fund LLC (2)	Centers Five LP	II LLC
Real estate assets	$121.6	$33.5	$130.7	$160.0	$345.5	$308.8	$241.7	$203.9
Accumulated depreciation	(19.7)	(3.9)	(10.5)	(3.9)	(33.4)	(17.4)	(49.2)	(17.7)

Real estate, net	101.9	29.6	120.2	156.1	312.1	291.4	192.5	186.2

Receivables, net	3.3	1.4	1.9	1.6	11.0	5.6	5.8	1.1
Other assets	8.4	1.3	2.3	5.4	28.3	41.3	6.2	5.8
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$113.6	$32.3	$124.4	$163.1	$351.4	$338.3	$204.5	$193.1

Mortgage debt	$72.1	$23.4	$10.1	$110.0	$0.0	$226.2	$280.0	$150.5
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.0	0.2	0.0	0.3
Other liabilities	16.1	0.6	1.9	0.3	33.3	5.7	4.6	(0.3)

	88.2	24.0	12.0	110.3	33.3	232.1	284.6	150.5
Accumulated equity (deficit)	25.4	8.3	112.4	52.8	318.1	106.2	(80.1)	42.6
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$113.6	$32.3	$124.4	$163.1	$351.4	$338.3	$204.5	$193.1

Proportionate share of other assets/liabilities, net	($0.9)	$0.5	$0.2	$0.7	$3.0	$8.2	$3.7	$1.4

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the three months ended March 31, 2008

	RVIP	RVIP VIII	DPG Realty	TRT DDR	Sonae Sierra Brazil	Inland-SAU Retail	DDRA Community	DDR Markaz
	VII LLC	Tech Ridge LLC	Holdings LLC	Venture I GP	BV Sarl (2)	Fund LLC (2)	Centers Five LP	II LLC
Revenues from operations	$3.3	$1.9	$3.2	$3.9	$17.2	$8.7	$8.8	$5.3
Rental operation expenses	(1.1)	(0.6)	(0.8)	(1.5)	(4.1)	(2.8)	(2.7)	(2.0)

Net operating income	2.2	1.3	2.4	2.4	13.1	5.9	6.1	3.3
Depreciation and amortization expense	(0.7)	(0.3)	(0.8)	(1.1)	(2.6)	(3.5)	(1.6)	(1.3)
Interest expense	(1.1)	(0.3)	(0.2)	(1.5)	0.0	(3.1)	(3.9)	(2.0)

Income (loss) before gain on sale of real estate	0.4	0.7	1.4	(0.2)	10.5	(0.7)	0.6	0.0
Tax expense	0.0	0.0	0.0	0.0	(3.8)	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	$0.4	$0.7	$1.4	($0.2)	$6.7	($0.7)	$0.6	$0.0
DDR ownership interest	* **	* **	10%	10%	50%	20%	50%	20%

	$0.1	$0.3	$0.1	($0.0)	$3.4	($0.1)	$0.3	$0.0
Amortization of basis differential	(0.1)	0.0	0.0	0.0	(0.6)	0.0	0.1	0.0

	$0.0	$0.3	$0.1	($0.0)	$2.8	($0.1)	$0.4	$0.0

Proportionate share of net operating income (4)	$0.5	$0.3	$0.2	$0.2	$6.5	$1.2	$3.1	$0.7

Proportionate share of interest expense (4)	$0.2	$0.1	$0.0	$0.2	$0.0	$0.6	$2.0	$0.4

Funds From Operations (“FFO”):

Net income (loss)	$0.4	$0.7	$1.4	($0.2)	$6.7	($0.7)	$0.6	$0.0
Depreciation of real property	0.7	0.3	0.8	1.1	2.6	3.5	1.6	1.3
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	$1.1	$1.0	$2.2	$0.9	$9.3	$2.8	$2.2	$1.3

DDR ownership interest	***	***	10%	10%	50%	20%	50%	***

DDR FFO	$0.4	$0.4	$0.2	$0.1	$4.7	$0.6	$1.1	$0.3

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2008

	Lennox				Jefferson	Sansone	Sold/Acquired		DDR’s
	Town Center	Sun Center	Dublin		County	Group /	and		Proportionate
	Limited (2)	Limited (2)	Village (3)	DOTRS LLC	Plaza LLC	DDRC LLC	Other JVs (5)	Total	Share
Real estate assets	$21.0	$25.9	$0.1	$26.6	$6.8	$0.4	$0.0	$9,030.8	$1,749.3
Accumulated depreciation	(4.9)	(7.9)	0.0	(5.5)	(0.9)	(0.2)	0.0	(463.6)	(117.2)

Real estate, net	16.1	18.0	0.1	21.1	5.9	0.2	0.0	8,567.2	1,632.1

Receivables, net	2.0	1.0	0.0	1.0	0.1	2.3	0.7	119.7	28.7
Other assets	0.6	0.9	0.0	1.6	0.1	1.5	0.9	452.9	84.3
Disproportionate share of equity	—	—	—	—	—	—	—	—	12.2	(6)

	$18.7	$19.9	$0.1	$23.7	$6.1	$4.0	$1.6	$9,139.8	$1,757.3

Mortgage debt	$27.0	$19.3	$0.0	$21.0	$3.7	$0.0	$0.0	$5,581.1	$1,070.9
Amounts payable to DDR	0.0	0.0	0.0	0.0	3.6	0.0	0.0	8.2	2.7
Other liabilities	1.2	0.8	0.0	0.8	0.1	1.0	0.8	269.4	54.9

	28.2	20.1	0.0	21.8	7.4	1.0	0.8	5,858.7	1,128.5
Accumulated equity (deficit)	(9.5)	(0.2)	0.1	1.9	(1.3)	3.0	0.8	3,281.1	616.6
Disproportionate share of equity	—	—	—	—	—	—	—	—	12.2	(6)

	$18.7	$19.9	$0.1	$23.7	$6.1	$4.0	$1.6	$9,139.8	$1,757.3

Proportionate share of other assets/liabilities, net	$0.7	$0.9	$0.0	$0.9	$0.1	$1.4	$0.2	$58.1

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$1.8	$0.0	$0.0	$1.8

Combining Statements of Operations
for the three months ended March 31, 2008

	Lennox				Jefferson	Sansone		Sold/Acquired			DDR’s
	Town Center	Sun Center	Dublin		County	Group /		and			Proportionate
	Limited (2)	Limited (2)	Village (3)	DOTRS LLC	Plaza LLC	DDRC LLC		Other JVs (5)		Total	Share
Revenues from operations	$1.2	$1.2	$0.0	$1.1	$0.2	$0.0		$0.2		$238.2	$50.3
Rental operation expenses	(0.4)	(0.3)	(0.0)	(0.3)	(0.1)	0.0		0.0		(80.9)	(16.4)

Net operating income	0.8	0.9	0.0	0.8	0.1	0.0		0.2		157.3	33.9
Depreciation and amortization expense	(0.1)	(0.2)	0.0	(0.2)	(0.1)	0.0		0.0		(56.6)	(11.1)
Interest expense	(0.4)	(0.4)	0.0	(0.3)	(0.1)	0.0		0.0		(77.3)	(14.7)

Income (loss) before gain on sale of real estate	0.3	0.3	(0.0)	0.3	(0.1)	0.0		0.2		23.4	8.1
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0		0.0		(3.8)	(1.9)
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0		0.0		6.4	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0		(0.0)		(0.0)	(0.0)
Disproportionate share of income	—	—	—	—	—	—		—		—	1.3 (7)

Net income (loss)	$0.3	$0.3	$0.0	$0.3	($0.1)	$0.0		$0.2		$26.0	$7.5
DDR ownership interest	* **	* **	63%	50%	50%	*	**	*	**	* **	* **

	$0.2	$0.3	($0.0)	$0.2	($0.1)	$0.1		$0.1		$7.5	$7.5

Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	(0.1)		0.0		(0.1)	(0.1)

	$0.2	$0.3	$0.0	$0.2	($0.1)	($0.0)		$0.1		$7.4	$7.4

Proportionate share of net operating income (4)	$0.4	$0.7	$0.0	$0.4	$0.0	$0.0		$0.1		$33.8

Proportionate share of interest expense (4)	$0.2	$0.3	$0.0	$0.2	$0.1	$0.0		$0.0		$14.6

Funds From Operations (“FFO”):

Net income (loss)	$0.3	$0.3	$0.0	$0.3	($0.1)	$0.0		$0.2		$26.0	$7.5
Depreciation of real property	0.1	0.2	0.0	0.2	0.1	0.0		0.0		56.6	11.1
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0	0.0
Disproportionate share of income	—	—	—	—	—	—		—		—	0.6 (8)

	$0.4	$0.5	($0.0)	$0.5	($0.0)	$0.0		$0.2		$82.6	$19.2

DDR ownership interest	* **	* **	63%	50%	50%	*	**	*	**	* **

DDR FFO	$0.2	$0.4	($0.0)	$0.2	($0.0)	$0.1		$0.4		$19.2

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of partnership interest (i.e., does not reflect step-up in basis).

(3)	Represents undeveloped land.

(4)	Does not include proportionate share of net operating income or interest expense for properties classified as discontinued operations.

(5)	Represents residual joint venture interests sold in 2007 and other small joint venture investments. Note: To the extent that DDR is entitled to receive promoted income, DDR’s share of income could exceed the total income recorded by certain joint ventures as assets continue to be liquidated.

(6)	Adjustments represent the effect of promoted equity structures and minority interests. These adjustments are primarily at the RVIP IIIB, RVIP VII, RVIP VIII, Coventry II DDR Bloomfield, Coventry II DDR Marley Creek, Coventry II DDR Montgomery Farm and Coventry II DDR Tri-County Mall joint ventures as well as investments with Macquarie.

(7)	Adjustments represent the effect of promoted equity structures on DDR’s share of the income primarily from an asset management promote from RVIP IIIB and investments with Macquarie.

(8)	Adjustments associated with Coventry’s promoted interests primarily at the RVIP IIIB and RVIP VII joint ventures as well as additional promoted interest from joint venture investments sold in 2007.

***	See Section 3.1- Joint Venture Investment Summary, disclosing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.
Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Summary of Wholly-Owned and Consolidated Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
For The Three Months Ended March 31, 2008
(In Millions)

	Three Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		December 31,		December 31,		December 31,		December 31,
	2008		2007		2006		2005		2004

Acquisitions/Transfers	$0.0		$3,048.7	(3)	$370.2	(5)	$1,610.8	(7)	$2,170.8	(10)
Completed Expansions	0.0		32.7		73.1		41.6		25.2
Developments & Construction in Progress	97.9		428.5		246.0		246.1		203.8
Recurring Tenant Improvements & Third Party Leasing Commissions	2.3	(1)	12.5		11.7		7.5		6.6
Furniture, Fixtures & Equipment	2.1		13.0		10.2		10.7	(8)	1.3

	102.3		3,535.4		711.2		1,916.7		2,407.7
Less: Real Estate Sales & Joint Venture Transfers	(9.1	)(2)	(2,001.3	)(4)	(289.8	)(6)	(490.8	)(9)	(689.2	)(11)

Total DDR Net Additions	$93.2		$1,534.1		$421.4		$1,425.9		$1,718.5

(1)	The Company anticipates recurring leasing capital expenditures of approximately $14.0 million associated with its wholly-owned and consolidated portfolio during 2008.

(2)	In addition to the asset sales listed on Schedule 4.3, this balance includes the sale of one outparcel.

(3)	Includes the acquisition of the IRRETI portfolio of 222 properties aggregating $3,017.7 million, the acquisition of a property in Terrell, TX aggregating $16.9 million, the redemption of OP units for a previous acquisition, and the acquisition of an additional interest in a property located in San Francisco, CA.

(4)	In addition to the asset sales which had an aggregate cost of $609.6 million, this balance includes the sale to Dividend Capital Total Realty Trust Joint Venture of three assets with an aggregate cost of $99.0 million, the sale to DDR Domestic Retail Fund I Joint Venture of 56 assets with an aggregate cost of $1,229.3 million, the sale to Macquarie DDR Trust Joint Venture of three assets with an aggregate cost of $49.5 and the sale of 11 outparcels.

(5)	Includes the acquisition of three properties located in Pasadena, CA; San Diego, CA and Phoenix, AZ aggregating $199.7 million, plus the transfer to DDR from a joint venture of the Service Merchandise portfolio and Salisbury, MD shopping center, aggregating $111.9 million and $4.0 million, respectively, the consolidation of joint venture assets for a shopping center located in Phoenix, AZ aggregating $41.4 million pursuant to EITF 04-05 and the redemption of OP units and other acquisition costs aggregating $13.2 million.

(6)	In addition to the asset sales which had an aggregate cost of $73.1 million, this balance includes the sale of the Service Merchandise Portfolio to Coventry II which had an aggregate cost of $112.6 million, the sale to Macquarie DDR Trust Joint Venture of seven assets with an aggregate cost of $80.5 million, plus four earnout parcels with an aggregate cost of $12.5 million, and the sale of several land parcels and outparcels.

(7)	Includes the acquisition of the Caribbean Property Group portfolio and the Mervyns portfolio aggregating $1,160.1 million and $409.1 million, respectively, the transfer to DDR from a joint venture of the Dublin, OH shopping center, which had an aggregate cost of $36.2 million and a $5.4 million basis adjustment to the Benderson acquisition relating to master lease adjustments.

(8)	The large proportionate increase in FF&E in 2005 is primarily attributed to certain IT projects, expansion of the corporate headquarters, and fractional ownership interest in corporate jets.

(9)	In addition to the asset sales which had an aggregate cost of $219.1 million, this balance includes the transfer of 12 assets with an aggregate cost of $258.6 million to the Macquarie DDR Trust Joint Venture and the sale of several outparcels.

(10)	Includes the acquisition of the Benderson portfolio aggregating $2,014.4 million, the consolidation of certain joint venture assets aggregating $37.9 million due to FIN 46 and transfers to DDR from joint ventures of the Littleton, CO and Merriam, KS shopping centers which had an aggregate value of $111.8 million. This also includes the purchase of DDR corporate headquarters for $6.7 million.

(11)	In addition to the asset sales which had an aggregate cost of $62.6 million, this balance includes the sale of several land parcels with an aggregate cost of $41.1 million. This balance also includes the transfer of 12 assets with an aggregate cost of $258.3 million to the Macquarie DDR Trust Joint Venture, the transfer of 12 assets with an aggregate cost of $124.0 million to the DPG Realty Holdings Joint Venture and the transfer of 13 assets with an aggregate cost of $203.2 million to the DDR Markaz II Joint Venture.
Summary of Wholly Owned Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Summary of Joint Venture Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
For The Three Months Ended March 31, 2008
(In Millions)

	Three Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		December 31,		December 31,		December 31,		December 31,
	2008		2007		2006		2005		2004

Acquisitions/Transfers	$0.0		$4,987.4	(2)	$729.9	(4)	$350.0		$1,147.0	(8)
Completed Expansions	0.0		21.9		0.0		9.3		10.3
Developments & Construction in Progress	75.2		142.7		139.6	(5)	87.5		38.9
Recurring Tenant Improvements & Third Party Leasing Commissions	3.7	(1)	9.8		9.1		6.8		0.6
Foreign Currency Adjustments	6.1		48.5		0.0		0.0		0.0

	$85.0		$5,210.3		$878.6		$453.6		$1,196.8

Less: Real Estate Sales and Dispositions	$0.0		($204.3	)(3)	($409.0	)(6)	($148.8	)(7)	($306.7	)(9)

Joint Venture Totals	$85.0		$5,006.0		$469.6		$304.8		$890.1

(1)	The Company estimates recurring leasing capital expenditures of $11.0 million for its joint venture portfolio during 2008.

(2)	Includes the acquisition of assets from DDR by DDR Domestic Retail Fund aggregating $1,463.0 million, Dividend Capital Total Realty Trust aggregating $159.8 million and DDR Macquire Fund LLC aggregating $50.4 million. In addition the formation of DDRTC Core Retail Fund aggregating $2,941.6 million, the acquisition of the SAU Retail Fund aggregating $308.6 million, and the acquisition of an additional 73% interest in Metropole Shopping Center by Sonae Sierra Brazil BV Sarl.

(3)	Includes the sale of seven shopping centers, with an aggregate cost of $168.0 million, previously owned by a joint venture with Kuwait Financial Centre to the DDR Domestic Retail Fund I, the sale of vacant land at the Techridge, TX shopping center (owned by RVIP VIII), and the sale of vacant land in Littleton, CO.

(4)	Includes the formation of Sonae Sierra Brazil BV Sarl and DDR MDT PS LLC, plus acquisitions of the Service Merchandise portfolio and properties located in Cincinnati, OH; Benton Harbor, MI and Orland, IL by joint ventures with Coventry II.

(5)	Includes the acquisition of 34 acres of land in Allen, TX for the development of a 435,061 square foot shopping center and 88 acres of land in Bloomfield Hills, MI for the development of a 758,750 square foot shopping center. Both of these shopping centers are being developed with Coventry II.

(6)	In addition to asset sales, which had an aggregate cost of $88.9 million, the balance includes the transfer to DDR of the Service Merchandise portfolio and five assets located in Pasadena, CA; Phoenix, AZ (two properties); Salisbury, MD and Apex, NC. These assets had an aggregate cost of $320.1 million.

(7)	In addition to asset sales, which had an aggregate cost of $111.1 million, this balance includes the transfer to DDR of the Dublin, OH shopping center, which had an aggregate cost of $30.0 million, and the sale of five outparcels at Plaza at Puente Hills, CA, which were owned by RVIP VII.

(8)	Balance includes the acquisition of three Coventry II assets aggregating $174.1 million, the formation of DPG and DDR Markaz II aggregating $128.7 million and $201.6 million, respectively, Macquarie DDR Trust’s acquisition of an additional $619.5 million of assets, plus the acquisition of Poag & McEwen’s interest and David Berndt’s interest in RVIP IIIB and RVIP VIII, respectively, for $14.9 million, the purchase of a fee interest in several assets in the Service Merchandise portfolio for $5.2 million and a $3.0 million earnout for an outparcel in Kildeer, IL.

(9)	In addition to asset sales, which had an aggregate cost of $141.7 million, this balance includes the transfer to DDR of the Littleton, CO and Merriam, KS shopping centers, which had an aggregate cost of $107.3 million, $51.2 million of adjustments due to GAAP presentation including FIN 46 and a $6.5 million write-off for the demolition of a portion of an asset in Lancaster, CA.
Summary of Joint Venture Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Wholly-Owned and Consolidated Acquisitions
For The Three Months Ended March 31, 2008
There were no significant third party acquisitions for the three-month period ended March 31, 2008.
Joint Venture Acquisitions
For The Three Months Ended March 31, 2008
There were no significant third party acquisitions for the three-month period ended March 31, 2008.
Consolidated and Joint Venture Acquisitions 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Wholly-Owned and Consolidated Dispositions
For The Three Months Ended March 31, 2008

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date

Brandon, FL	78,686	$6.4	1/10/2008
Gadsden, AL	85,196	$1.6	3/7/2008

Total	163,882	$8.0

Joint Venture Dispositions
For The Three Months Ended March 31, 2008
There were no significant third party dispositions for the three-month period ended March 31, 2008.
Consolidated and Joint Venture Acquisitions 4.3

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Summary of Wholly-Owned and Consolidated Development Projects
For The Three Months Ended March 31, 2008

						Cost	Assets	Estimated
					Estimated	Incurred	Placed in	Initial
			Total	Owned	Net Cost	To Date	Service	Anchor
Location	Project	Description	GLA	GLA	(Millions)	(Millions)	(Millions)	Opening	Major Anchors > 20,000 SF

Projects in Progress
Ukiah (Mendocino), CA (1)	Mendocino Crossings	Community Center	669,406	409,900	$101.4	$11.9	$0.0	2H10
Homestead, FL	Homestead Pavilion	Community Center	397,713	275,839	$74.9	$61.6	$0.0	2H08	Kohl’s, Sports Authority, Ross Dress for Less, Michaels, Staples
Miami, FL	Shops at Midtown	Mixed-Use	644,999	400,685	$142.6	$129.0	$102.7	2H06	Target, Linens ’n Things, Circuit City, Marshalls, West Elm, Loehmann’s, Ross Dress for Less
Tampa (Brandon), FL	Crossroads Town Center	Community Center	370,700	241,700	$55.5	$20.1	$0.0	2H09
Tampa (Wesley Chapel), FL	Shops of New Tampa	Community Center	95,408	73,360	$13.7	$7.4	$0.0	2H09
Boise (Nampa), ID	Nampa Gateway Center	Community Center	948,150	450,855	$123.1	$60.5	$10.0	2H07	JCPenney
Boston, MA (Seabrook, NH)	Seabrook Town Center	Community Center	465,755	210,180	$50.1	$31.6	$0.0	2H09
Elmira (Horseheads), NY	Southern Tier Crossings	Community Center	689,395	350,987	$53.0	$36.6	$4.5	1H07	Kohl’s, Wal-Mart, Dick’s, Circuit City
Raleigh (Apex), NC	Apex Promenade	Community Center	87,780	81,780	$17.9	$7.9	$0.0	2H09
Raleigh (Apex), NC	Beaver Creek Crossings Phase II	Community Center	283,217	162,270	$50.8	$22.3	$0.0	2H10
Austin (Kyle), TX (1)	Kyle Marketplace	Community Center	778,415	325,005	$60.0	$41.4	$0.0	2H09	Target, Kohl’s, City Lights Theater

Wholly-Owned and Consolidated Development Totals			5,430,968	2,982,561	$743.0	$430.3	$117.2

(1)	Consolidated joint venture. DDR has a 50% interest.
Consolidated and Wholly Owned Developments   4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Summary of Joint Venture Development Projects
For The Three Months Ended March 31, 2008

					DDR’s		Estimated	Cost	Assets	DDR’s	Estimated
					Effective	Joint	Net	Incurred	Placed in	Proportionate	Initial
			Total	Owned	Ownership	Venture	Cost	To Date	Service	Cost	Anchor
Location	Project	Description	GLA	GLA	Percentage	Partner	(Millions)	(Millions)	(Millions)	(Millions)	Opening	Major Anchors > 20,000 SF

Projects in Progress
Kansas City (Merriam), KS	Merriam Village	Community Center	280,516	202,116	20.0%	Coventry II	$46.8	$35.1	$0.0	$9.4	2H08	Circuit City

Detroit (Bloomfield Hills), MI	Bloomfield Park	Lifestyle Center	882,197	882,197	10.0%	Coventry II/ BP I, LLC	$192.5	$108.1	$0.0	$19.2	2H09	The Park Theater

Dallas (Allen), TX	Watters Creek	Lifestyle Center	831,413	797,665	10.0%	Coventry II/ Trademark Property Company	$171.2	$98.2	$13.3	$17.1	1H08	Market Street United, Borders

Manaus, Brazil	Manauara	Enclosed Mall	477,630	477,630	47.2%	Sonae Sierra	$82.6	$42.3	$0.0	$39.0	1H09	Riachuelo, Renner, Bemol,
												Marisa

Joint Venture Development Totals			2,471,756	2,359,608			$493.1	$283.7	$13.3	$84.7

Joint Venture Developments   4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Development Assets Placed in Service
as of March 31, 2008

		Joint Venture Assets
	Wholly-Owned and		DDR's
	Consolidated		Proportionate
	Assets	Total	Share
Date	(Millions)	(Millions)	(Millions)

As of March 31, 2008	$117.2	$13.3	$1.3
2nd Quarter 2008	$0.9	$19.1	$1.9
3rd Quarter 2008	$17.9	$30.8	$3.1
4th Quarter 2008	$46.0	$27.9	$3.4
Projected Thereafter	$561.0	$402.0	$75.0

Total	$743.0	$493.1	$84.7

Development Funding Schedule
as of March 31, 2008

		Joint Venture Funding
	Wholly-Owned and	DDR's	JV Partners'	Proceeds from
	Consolidated	Proportionate	Proportionate	Construction	Total
	Funding	Share	Share	Loans	JV Funding
	(Millions)	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of March 31, 2008	$430.3	$42.2	$111.2	$130.3	$283.7
Projected Net Funding During 2008	$54.1	32.4	82.7	106.5	$221.6
Projected Net Funding Thereafter	$258.6	(12.0)	(55.7)	55.5	($12.2)

Total	$743.0	$62.6	$138.2	$292.3	$493.1

Consolidated and Joint Venture Development Delivery and
Funding Schedules 4.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Summary of Significant Wholly-Owned and Consolidated
Expansion and Redevelopment Projects
For The Three Months Ended March 31, 2008

Location	Project	Description
Projects in Progress
Miami (Plantation), FL	The Fountains	Redevelopment of shopping center to include Kohl’s and other junior anchor tenants.

Chesterfield, MI	Chesterfield Corners	Sportsman Warehouse, Dollar Galaxy (opened 8/07) and 20,300 sf of small shop retail and additional retail space to be announced.

Olean, NY	Wal-Mart Plaza	Relocate two tenants to accommodate Wal-Mart expansion to a Supercenter.

Fayetteville, NC	Cross Pointe Center	Reconfigure 18,000 sf of in-line space. Construct multi-tenant outparcel building.

Akron (Stow), OH	Stow Community	Recapture 116,000 sf Kmart and release to junior anchor stores. Create outparcels.

Dayton (Huber Hts.), OH	North Heights Plaza	Expansion of the shopping center to construct a 45,000 sf junior anchor.

Total Net Cost (Millions)		$152.5 (1)

(1)	At March 31, 2008, approximately $99.6 million of costs had been incurred in relation to the projects in progress.
Wholly Owned Expansions and Redevelopments 4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008

Summary of Significant Joint Venture Expansion and Redevelopment Projects
For The Three Months Ended March 31, 2008

		DDR's		Joint
		Ownership		Venture
Location	Project	Percentage		Partner	Description

Projects in Progress
Buena Park, CA	Buena Park Mall & Entertainment	20.00%		Coventry II	Construction of Steve and Barry’s (opened 2/06), 24 Hour Fitness (opened 3rd quarter 2007) and redevelopment of the lower level of the mall for several tenants to be announced.

Los Angeles (Lancaster), CA	Valley Central Discount	21.00%		Prudential Real Estate Investors	Relocate existing Wal-Mart to the area previously occupied by 99 Cent Store (relocated), House to Home and Costco (which were demolished) for development of a Wal-Mart Supercenter (opened 7/07). Will recapture and redemise the former Wal-Mart for four junior anchors and three outparcels when Wal-Mart vacates.

Chicago (Deer Park), IL	Deer Park Town Center	25.75%		Prudential Real Estate Investors	Approximately eight acres of land to be developed, which was sold to Grace Community, retenanting of vacant shop space with a 23,000 sf Crate & Barrel (opened 8/07), and construction of a 13,500 sf multi-tenant outparcel building.

Benton Harbor, MI	Fairplain Plaza	20.00%		Coventry II	Expansion of the existing shopping center to include an 89,000 sf Kohl’s (opened 10/06), a 20,087 sf PetSmart (opened 2/08) and additional retail tenants to be announced.

Kansas City, MO	Ward Parkway	20.00%		Coventry II	Relocation of several small shop tenants in the shopping center to accommodate PetSmart (opened 7/05), Old Navy (opened 9/05), Steve and Barry’s (opened 11/06), Staples (scheduled to open 2nd quarter 2008) and additional mid-size anchors and other retail tenants to be announced.

Cincinnati, OH	Tri-County Mall	18.00%		Coventry II/ Thor Equities	Redevelopment of the former JCPenney store to include Krazy City and Ethan Allen (opened 4th quarter 2007), and several other new retail tenants and restaurants to be announced.
Total Net Cost (Millions)		$458.9	(1)(2)

(1)	Total cost includes the acquisition costs for the Coventry II redevelopments.

(2)	At March 31, 2008, approximately $404.4 million of costs had been incurred in relation to the projects in progress.
Joint Venture Expansions and Redevelopments 4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
Company Features

742	Shopping Centers and Interests in Retail Assets

12	Managed Shopping Centers

45	States (Plus Puerto Rico, Brazil, Russia and Canada)

117	Million Sq. Ft. Owned (1)

162	Million Sq. Ft. Owned and Managed (1) (2)

95.8%	Core Portfolio % Leased

(1)	Assumes 100% ownership of joint venture assets. Based on actual pro rata ownership of joint venture assets and excluding developments in process and scheduled to commence in 2008, total owned GLA was 68.0 million square feet.

(2)	Includes unowned anchors at Company-owned operating and development retail properties.
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
Average Annualized Base Rental Rates PSF(1)

	Number of	Total Annualized Base Rent / S.F.
Period Ending	Properties	Total	Shop Space

Mar. 31, 2008	657	$12.38	$18.27
Dec. 31, 2007	657	$12.33	$18.14
Dec. 31, 2006	409	$11.74	$17.46
Dec. 31, 2005	380	$11.30	$16.62
Dec. 31, 2004	373	$11.13	$16.14
Dec. 31, 2003	274	$10.82	$15.55
Dec. 31, 2002	189	$10.58	$15.18
Dec. 31, 2001	192	$10.03	$14.02
Dec. 31, 2000	190	$9.66	$13.66
Dec. 31, 1999	186	$9.20	$12.69
Dec. 31, 1998	159	$8.99	$12.39
Dec. 31, 1997	123	$8.49	$11.69
Dec. 31, 1996	112	$7.85	$10.87
Dec. 31, 1995	106	$7.60	$10.54
Dec. 31, 1994	84	$5.89	$9.02
Dec. 31, 1993	69	$5.60	$8.56
Dec. 31, 1992	53	$5.37	$8.37

(1)	Figures exclude Brazilian portfolio, Service Merchandise portfolio, development properties and managed properties.
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
Lease Expirations by Year as of March 31, 2008

	Anchor Base Rent				Shop Space Base Rent
		Revenues				Revenues
Year	Leases	($M)	Avg. PSF	% of Revenue	Leases	($M)	Avg. PSF	% of Revenue

2008	34	$8.6	$7.38	1.3%	1,220	$55.8	$16.87	10.0%
2009	91	$27.4	$7.92	4.2%	1,453	$74.5	$16.58	13.4%
2010	121	$39.0	$8.49	6.0%	1,435	$79.0	$17.43	14.2%
2011	157	$54.8	$10.00	8.4%	1,369	$88.4	$18.61	15.9%
2012	156	$56.5	$8.97	8.6%	1,194	$79.8	$19.04	14.4%
2013	144	$50.8	$9.15	7.8%	647	$49.7	$17.40	8.9%
2014	139	$54.1	$9.77	8.3%	240	$21.8	$18.69	3.9%
2015	103	$47.4	$9.50	7.2%	215	$21.2	$18.88	3.8%
2016	107	$50.0	$9.68	7.6%	201	$20.9	$20.84	3.8%
2017	100	$51.4	$10.40	7.8%	196	$22.3	$19.82	4.0%

2008 - 2017 Subtotal	1,152	$440.0	$9.32	67.1%	8,170	$513.4	$17.98	92.4%
Total Rent Roll	1,485	$655.3	$9.59	100.0%	8,465	$555.9	$18.06	100.0%

Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
Largest Tenants by Owned and Managed GLA

	Total	Total	Owned	Owned	Unowned	Unowned
	Units	GLA (msf)	Units	GLA (msf)	Units	GLA (msf)

1. Wal-Mart / Sam’s Club	104	16.3	45	6.7	59	9.5
2. Target	66	7.9	11	1.4	55	6.5
3. Lowe’s Home Improvement	41	5.3	21	2.7	20	2.6
4. Home Depot	42	4.4	13	1.3	29	3.1
5. Kohl’s	42	3.6	36	3.2	6	0.4
6. T.J. Maxx / Marshalls	100	3.3	100	3.3	0	0.0
7. Mervyns	40	3.1	39	3.0	1	0.1
8. Kmart / Sears	32	2.6	30	2.2	2	0.4
9. Publix Supermarkets	56	2.5	56	2.5	0	0.0
10. PetSmart	104	2.4	103	2.3	1	0.1
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
Largest Tenants by GLA and Base Rental Revenues (1)

			% of
		Owned	Total	Credit Ratings			Base Rental	% of Total	Credit Ratings
	Major Tenant (units)	GLA	GLA	(S&P/Moody's)		Major Tenant (units)	Rev. ($M)	Base Rent	(S&P/Moody's)

1.	Wal-Mart / Sam's Club (45)	5.0	7.5%	AA / Aa2	1.	Wal-Mart / Sam's Club (45)	$32.0	4.4%	AA / Aa2
2.	Lowe's Home Improvement (21)	2.2	3.3%	A+ / A1	2.	PetSmart (103)	$14.6	2.0%	BB / NR
3.	Kmart / Sears (30)	1.7	2.6%	BB / Ba1	3.	T.J. Maxx / Marshalls (100)	$14.5	2.0%	A / A3
4.	T.J. Maxx / Marshall's (100)	1.6	2.3%	A / A3	4.	Lowe's Home Improvement (21)	$13.8	1.9%	A+ / A1
5.	Mervyns (39)	1.5	2.2%	NR / NR	5.	Circuit City (44)	$12.0	1.7%	NR / NR
6.	Kohl's (36)	1.4	2.1%	BBB / Baa1	6.	Bed Bath & Beyond (60)	$11.8	1.6%	BBB / NR
7.	Target (11)	1.1	1.7%	A+ / A2	7.	Kohl's (36)	$9.9	1.4%	BBB / Baa1
8.	PetSmart (103)	1.1	1.7%	BB / NR	8.	Michael's (74)	$9.8	1.4%	B- / B2
9.	Home Depot (13)	1.0	1.6%	BBB+ / Baa1	9.	Eckerd Drug (39)	$9.7	1.3%	NR / NR
10.	Kroger (40)	1.0	1.5%	BBB- / Baa2	10.	Tops Markets (26)	$9.4	1.3%	NR / NR

	Subtotal 1-10	17.6	26.4%			Subtotal 1-10	$137.5	19.1%
	Total Portfolio	66.6	100.0%			Total Portfolio	$721.1	100.0%

(1)	Based on pro rata ownership of joint venture properties.
Portfolio Summary 5.0

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2008
Summary of Consolidated Debt
as of March 31, 2008

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate(1)
SENIOR DEBT:
Unsecured Credit Facilities:
$1.25 Billion Revolving Credit Facility		$716,818	(2)	06/10	3.880
$75 Million Revolving Credit Facility		25,000		06/10	3.569
Secured Credit Facility:
$800 Million Term Loan		800,000	(3)	02/11	4.925

Total Term and Credit Facility Debt		1,541,818

PUBLIC DEBT:
Medium Term Notes	F	274,809		01/09	3.875
Medium Term Notes	F	199,838		05/10	5.000
Medium Term Notes	F	299,843		07/10	4.625
Medium Term Notes	F	249,537		04/11	5.250
Convertible Notes	F	250,000	(4)	08/11	3.500
Convertible Notes	F	600,000	(5)	03/12	3.000
Medium Term Notes	F	348,910		10/12	5.375
Medium Term Notes	F	199,493		05/15	5.500
Medium Term Notes	F	100,000		07/18	7.500

Total Public Debt		2,522,431

MORTGAGE DEBT:
Glenmark Ctr, Morgantown, WV	F	7,000		10/08	4.775
Bi-Lo — Shelmore, Mt Pleasant, SC	F	6,350		10/08	4.775
DDR MDT MV, LLC	V	45,923	(6)	10/08	3.423
Terrell, TX	V	12,774	(7)	11/08	4.203
Loisdale Center, Springfield, VA	F	15,950		12/08	4.580
Cascade Marketplace, Sterling, VA	F	9,240		12/08	4.510
Kyle, TX	V	19,920	(7)	12/08	4.203
Schertz, TX	V	6,480	(7)	01/09	4.203
Silver Springs, MD (Tech 29-1)	F	6,320		02/09	7.330
Middletown Village, Middletown, RI	F	10,000		02/09	4.531
Abernathy Square, Atlanta, GA	F	13,392		03/09	6.285
Shoppes at Wendover Village, Greensboro, NC	F	5,450		06/09	4.222
Leawood, KS	F	47,487		07/09	7.310
Mill Pond Village, Cary, NC	F	8,500		07/09	4.758
Adams Farm, Greensboro, NC	F	6,700		08/09	4.652
Martinsville, VA	F	19,129		12/09	8.460
Plant City Crossing, Plant City, FL	F	5,900		05/10	4.700
Brick Ctr Plaza, Brick, NJ	F	10,300		06/10	4.375
Windsor Court SC, Windsor, CT	F	8,015		06/10	4.390
Edgewater Town Ctr, Edgewater, NJ	F	14,000		06/10	4.685
Valley Park Commons, Hagerstown, MD	F	6,770		07/10	4.440
East Hanover Plaza, East Hanover, NJ	F	9,280		07/10	4.685
Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2008
Summary of Consolidated Debt
as of March 31, 2008 (con’t)

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate(1)
Sony Theatre, East Hanover, NJ	F	$6,445		07/10	4.685
Oakley Plaza, Asheville, NC	F	5,175		08/10	4.290
Deer Valley — Phoenix, AZ	F	16,907		09/10	8.010
Capital Crossing, Raleigh, NC	F	5,478		09/10	4.300
Downtown Short Pump, Richmond, VA	F	18,480		09/10	4.900
DDR MDT MV, LLC	F	212,550	(6)	10/10	5.211
Tequesta Shops Plaza, Tequesta, FL	F	5,200		10/10	5.300
Shops on the Circle, Dothan, AL	F	11,527		11/10	7.920
Big Flats, NY (Big Flats I)	F	6,097		12/10	8.011
Plattsburgh, NY	F	5,952		12/10	8.000
Denbigh Village, Newport News, VA	F	11,457		12/10	4.940
Camfield Corners, Charlotte, NC	F	5,150		12/10	5.040
Homestead, FL	V	41,299		03/11	3.903
Erie, PA	F	24,628		04/11	6.884
Erie, PA	F	2,844		04/11	6.884
Boardman, OH	F	25,579		04/11	6.884
St. Louis, MO (Sunset)	F	33,160		04/11	6.884
St. Louis, MO (Brentwood)	F	24,628		04/11	6.884
Denver, CO (Centennial)	F	36,947		04/11	6.884
Indian Train, NC (Union TC Ph I)	F	6,710		10/11	7.000
Gates, NY (Westgate)	F	24,042		10/11	7.240
Ashtabula, OH	F	6,683		12/11	7.000
Phoenix, AZ (Paradise Valley)	F	30,000	(8)	03/12	5.385
St. Louis, MO (Gravois)	F	681		07/12	8.625
Denver, CO (University Hills)	F	27,037		07/12	7.300
N. Charleston, SC	F	10,192		07/12	7.370
Cortez Plaza, Bradenton, FL	F	12,554		07/12	7.150
Duvall Village, Bowie, MD	F	8,581		10/12	7.040
Walgreen’s — Rockford, IL	F	3,223		11/12	4.863
Walgreen’s — Dearborn Hts, MI	F	3,550		11/12	4.863
Walgreen’s — Livonia, MI	F	2,477		11/12	4.863
Mooresville, NC	F	23,108		12/12	6.930
Big Flats, NY (Big Flats IV)	F	878		01/13	7.600
Big Flats, NY (Big Flats II & III)	F	3,310		01/13	8.010
Buffalo, NY (Delaware Commons)	F	826		01/13	6.960
Walgreen’s — Oshkosh, WI	F	2,817		02/13	4.863
Walgreen’s — Westland, MI	F	2,625		03/13	4.863
Paseo Colorado	F	79,100		04/13	5.000
Meridian, ID	F	7,440		04/13	5.000
Meridian, ID	F	29,760		04/13	5.000
Wilmington, NC (University Center)	F	24,500		04/13	5.000
Aspen Grove	F	42,200		04/13	5.000
Plaza Escorial	F	57,500		04/13	5.000
Bayamon, PR (Rio Hondo)	F	109,500		04/13	5.000
Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2008
Summary of Consolidated Debt
as of March 31, 2008 (con’t)

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate(1)
Victor, NY (Victor Square)	F	$6,377		04/13	5.800
Mays Landing, NJ (Wrangleboro)	F	45,296		05/13	6.990
Beachwood, OH	F	2,696		07/13	7.640
W. Long Branch, NJ (Monmouth)	F	10,840		07/13	8.570
Englewood, FL (Rotonda)	F	1,541		07/13	5.800
Reno, NV	V	3,371		02/15	9.000
Olean, NY	F	3,958		07/15	8.995
Mays Landing, NJ (Hamilton)	F	12,402		09/15	4.700
Columbus, OH (Consumer II West)	F	12,934		11/15	10.188
Amherst, NY (Kmart/Blvd Cons. II)	F	10,449		11/15	7.850
Lockport, NY (Wal-Mart/Tops)	F	10,898		01/16	8.000
Merriam, KS (TIF)	F	5,975		02/16	6.900
Rome, NY (Freedom)	F	3,811		09/16	7.850
Amherst, NY (Tops Transit + French)	F	4,482		12/16	7.680
Cheektowaga, NY (Wal-Mart Thruway)	F	4,306		10/17	6.780
Ithaca, NY	F	16,849		01/18	7.050
Amherst, NY (Target/Blvd Cons. II)	F	11,841		07/18	5.670
Niskayuna, NY (Mohawk)	F	21,935		12/18	5.750
Henderson, TN	F	8,038		01/19	7.660
Spring Hill, FL	F	4,694		09/19	9.750
Cedar Rapids, IA	F	8,925		01/20	9.375
Plainville, CT	F	6,845		04/21	7.125
Allentown, PA	F	16,478		07/21	6.950
San Juan, PR (Senorial Plaza)	F	14,158	(9)	05/28	7.180
Bayamon, PR (Rexville Plaza)	F	8,530	(9)	05/28	7.180
Arecibo, PR (Atlantico)	F	14,246	(9)	05/28	7.180
Gulfport, MS	V	60,000		12/37	2.290

Total Mortgage Debt		1,645,552

Total Consolidated Debt		$5,709,801

		Wtd. Avg.	Wtd. Avg.
		Maturity	Interest Rate
Fixed Rate	$4,578,216	3.79 years	5.1%
Variable Rate	$1,131,584	3.72 years	3.5%

	$5,709,801	3.78 years	4.8%

Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2008
Summary of Consolidated Debt
as of March 31, 2008 (con’t)

CUMULATIVE REDEEMABLE PREFERRED SHARES	Outstanding Amount	First Call Date
Class G - 8.0%	$180,000	March 28, 2008
Class H - 7.375%	$205,000	July 28, 2008
Class I - 7.5%	$170,000	May 7, 2009

Notes:

F — Fixed-Rate Debt V — Variable-Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized 2008 deferred finance cost amortization of approximately $8.6 million, net is offset by approximately $6.1 million of annualized fair market value adjustments in 2008.

2.	The LIBOR rate on $100 million of the $1.25 billion Revolving Credit Facility has been fixed at 4.942% through September 2010 via an interest rate swap. The spread on this $100 million borrowing was 0.551% at March 31, 2008 resulting in a fixed rate of 5.493% on this borrowing.

3.	Secured term loan debt of $200 million has been converted to a fixed rate of 5.85% until June 28, 2010. Secured term loan debt of $100 million has been converted to a fixed rate of 5.63%. Secured term loan debt of $50 million has been converted to a fixed rate of 5.66%, and $50 million has been converted to a fixed rate of 5.67% until October 18, 2009. Secured term loan debt of $100 million has been converted to a fixed rate of 5.515% until February 20, 2012. The weighted average rate of all tranches, reflecting the rates fixed by interest rate swaps is 4.925%.

4.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $65.11 per share, however, this conversion price has been increased to $74.41 per share through the purchase of a convertible note hedge. The principal balance on these notes is to be settled in cash.

5.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $74.75 per share, however, this conversion price has been increased to $87.21 per share through the purchase of a convertible note hedge. The principal balance on these notes is to be settled in cash.

6.	The company’s 50% joint venture with DDR Macquarie is consolidated within DDR’s accounts pursuant to FIN 46.

7.	The company’s 50% joint venture with David Berndt Interests is consolidated within DDR’s accounts pursuant to FIN 46.

8.	The company’s 67% joint venture with Shea and Tatum Associates is consolidated within DDR’s accounts pursuant to EITF 04-05.

9.	Maturity of $37 million of mortgage debt is not until May 2028, however, prepayment is available at par until May 2008. The loans were paid off on April 11, 2008.
Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2008
Summary of Joint Venture Debt
as of March 31, 2008

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
DDRTC Core Retail Fund, LLC
DDRTC Holdings Pool 1, LLC	F	$736,559	(1)	03/17	5.4475
DDRTC Holdings Pool 3, LLC	F	555,034	(2)	03/12	5.480
DDRTC Holdings Pool 5, LLC	V	197,300	(3)	02/10	Libor + 65
DDRTC Holdings Pool 6, LLC
Walks at Highwood Preserve I & II	F	3,700		05/09	4.372
Aiken Exchange	F	7,350		05/09	4.372
Oak Summit	F	8,200		06/09	4.272
Wytheville Commons	F	5,590		06/09	4.302
Heritage Pavilion	F	21,500		07/09	4.460
Columbiana Station	F	25,900		06/10	4.040
Warwick Center	F	16,939		06/10	4.130
Fayette Pavilion I & II	F	53,250		07/10	5.620
North Hill Commons	F	2,475		11/10	5.240
Cox Creek Shopping Center	F	14,363		03/12	7.090
Cypress Trace	F	16,000		04/12	5.000
Waterfront Marketplace	F	29,338		08/12	6.350
Waterfront Town Center	F	38,651		08/12	6.350
Creeks at Virginia Center	F	26,086		08/12	6.370
Willoughby Hills Shopping Center	F	14,480		07/18	6.980

DDR Domestic Retail Fund I
DDR Domestic Retail Fund I	F	885,000	(4)	07/17	5.600
Paradise Promenade, Davie, FL	F	6,400		06/09	4.322
Village Ctr, Racine, WI	F	13,200		04/10	4.440
West Falls Plaza, West Patterson, NJ	F	11,075		06/10	4.685
Southampton Village, Tyrone, GA	F	6,700		05/11	4.663
Village Center Outlot, Racine, WI	F	2,070		07/11	5.170
Center Pointe Plaza, Easley, SC	F	4,250		08/11	5.320
Shoppes on the Ridge, Lake Wales, FL	F	9,628		12/11	4.740
Publix Brooker Creek, Palm Harbor, FL	F	5,000		12/11	4.610
Watercolor Crossing, Santa Rosa, FL	F	4,355		01/12	4.760
Heather Island Plaza, Ocala, FL	F	6,155		12/12	5.001
Hilliard Rome, Columbus, OH	F	11,173		01/13	5.870
Boynton Beach, FL (Meadows Square)	F	3,316		07/13	6.720

DDR Macquarie (5)
$305 Million Revolving Credit Facility	V	249,900	(6)	04/10	Libor + 40
	F	9,100	(6)	04/10	3.938
	F	20,000	(6)	04/10	4.360

Secured Portfolio Financing	F	290,500	(7)	12/08	4.225
	V	50,000	(7)	12/08	Libor + 130
	F	165,250	(8)	06/09	4.180
	V	7,660	(8)	06/08	Libor + 84

BJ’s Clarence	F	4,482		03/22	7.070
Joann Transit	F	2,471		08/13	6.250
New Hartford Consumer Square	F	31,726		11/18	5.750
Birmingham, AL (Riverchase)	F	7,594		01/13	5.500

DDR Macquarie Longhorn Holdings	F	85,000	(9)	01/12	4.910
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2008
Summary of Joint Venture Debt
as of March 31, 2008 (con’t)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
DDR Macquarie (5)
DDR Macquarie Longhorn Holdings II	F	$157,250	(10)	04/10	4.822
	V	3,570	(10)	04/10	Libor + 85

DDR Macquarie Longhorn Holdings III	F	39,300	(11)	04/10	5.098

DDR MDT PS, LLC	F	86,000	(12)	07/13	6.004

Coventry II DDR Bloomfield	V	48,000		06/08	Libor + 125

Coventry II DDR Buena Park	V	61,000		03/10	Libor + 115

Coventry II DDR Fairplain	V	16,000		06/08	Libor + 95

Coventry II DDR Marley Creek	V	10,750		07/10	Libor + 125

Coventry II DDR Merriam Village	V	18,539		06/08	Libor + 150

Coventry II DDR Montgomery Farm	V	63,724		07/10	Libor + 150

Coventry II DDR Phoenix Spectrum	V	46,000		01/09	Libor + 70

Coventry II DDR SM	V	84,725		01/09	Libor + 70
	V	32,695		01/09	Libor + 195.7

Coventry II DDR Totem Lakes	V	21,000		06/08	Libor + 110

Coventry II DDR Tri County	F	155,993		02/15	5.655
	F	11,848		02/15	10.304

Coventry II DDR Ward Parkway	V	36,000		08/08	Libor + 125

Coventry II DDR Westover Marketplace	V	20,730		07/09	Libor + 125

RVIP III B
Deer Park, IL	F	60,000		10/11	5.590

RVIP VII	V	72,120	(13)	04/10	Libor + 125

RVIP VIII	V	23,356		01/09	Libor + 100

DPG Realty Holdings, LLC
Tonawanda, NY	F	5,292		05/17	7.630
Tonawanda, NY	F	4,796		06/21	7.660

TRT DDR Holdings I LLC	F	110,000	(14)	05/17	5.510

Inland SAU Retail Fund, LLC
Blockbuster	F	993		10/10	4.890
Cascade Crossing	F	4,954		10/10	4.890
Hickory Flat Village	F	8,689		10/10	4.890
Flat Shoals Crossing	F	6,063		10/10	4.760
Deshon Plaza	F	6,038		10/10	4.760
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2008
Summary of Joint Venture Debt
as of March 31, 2008 (con’t)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
Inland SAU Retail Fund, LLC
Shops at John’s Creek	F	$2,762		10/10	4.890
Waynesboro Commons	F	3,178		10/10	4.890
Brookhaven	F	10,397		12/10	4.890
Lewandowski Commons	F	12,465		03/11	5.770
South Square	F	12,597		10/12	5.060
North Hampton Market (Phase I & II)	F	10,501		10/12	5.080
The Point	F	15,800		10/12	5.640
Oakland Market Place	F	3,560		10/12	5.040
Crossroads Square	F	4,869		12/12	5.310
Cascade Corners	F	3,979		12/12	5.420
Hilander Village	F	9,404		12/12	5.410
Glenlake Plaza	F	8,234		12/12	5.440
Broadmoor Plaza	F	11,048		12/12	5.440
Milan Plaza	F	2,161		12/12	5.490
West Towne Commons	F	4,797		12/12	5.440
American Way	F	6,662		12/12	5.440
Kroger Junction	F	3,827		12/12	5.440
Kroger Plaza	F	1,806		12/12	5.440
Willowbrook Commons	F	6,998		03/13	5.410
Shoppes at Wendover II	F	14,382		04/13	5.060
Harper Hill Commons	F	10,350		04/13	5.790
Plaza at Carolina Forest	F	14,203		05/13	5.970
Alexander Pointe	F	5,129		08/13	5.920
Patterson Place	F	20,338		12/13	5.670

DDRA Community Centers Five	F	280,000	(15)	08/10	5.295

DDR Markaz II	F	150,480	(16)	11/14	5.147

Lennox Town Center Limited	F	1,000		06/17	6.440
Columbus, OH	F	26,000		06/17	5.640

Sun Center Limited	F	5,972		05/11	5.420
Columbus, OH	F	13,318		04/11	8.480

DOTRS LLC
Macedonia, OH	F	21,000		08/11	6.050

Jefferson County Plaza, LLC
Arnold, MO	V	3,722		08/08	Libor + 175

Total		$5,581,082

				Wtd. Avg.	Wtd. Avg.
				Maturity	Interest Rate
Total Joint Venture Debt:
Fixed Rate		$4,514,291		5.65 years	5.3%
Variable Rate		$1,066,790		1.42 years	3.6%

		$5,581,082		4.84 years	5.0%

DDR’s Proportionate Share:
Fixed Rate		$885,102
Variable Rate		$185,817

		$1,070,919

Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2008

Notes:

(1)	Encumbers twenty five shopping center properties as follows:

Anderson Central (Anderson, SC)	Barrett Pavilion (Kennesaw, GA)
Boynton Commons (Boynton Beach, FL)	City Crossing (Warner Robins, GA)
Fayette Pavilion III & IV (Fayetteville, GA)	Gateway Market Center (St. Petersburg, FL)
Gateway Plaza (Jacksonville, NC)	Hiram Pavilion (Hiram, GA)
Marketplace at Mill Creek (Buford, GA)	Overlook at King of Prussia (King of Prussia, PA)
Sand Lake Corners (Orlando, FL)	Paradise Place (West Palm Beach, FL)
Stonecrest Marketplace (Lithonia, GA)	Pleasant Hill (Duluth, GA)
Universal Plaza (Lauderhill, FL)	River Ridge (Birmingham, AL)
Venture Pointe (Duluth, GA)	Sarasota Pavilion (Sarasota, FL)
Ward’s Crossing (Lynchburg, VA)	Sycamore Commons (Matthews, NC)
Winslow Bay Commons (Mooresville, NC)	Bartow Marketplace (Cartersville, GA)
Woodstock Square (Woodstock, GA)	Columbiana Station II (Columbia, SC)
Market Place (Ft. Myers, FL)

(2)	Encumbers seventeen shopping center properties as follows:

Bellevue Place (Nashville, TN)	Village Crossing (Skokie, IL)
Capital Plaza (Wake Forest, NC)	Birkdale Village Retail & Apts (Huntersville, NC)
Carlisle Commons (Carlisle, PA)	CompUSA Retail Center (Newport News, VA)
Chesterfield Crossings (Richmond, VA)	Douglasville Pavilion (Douglasville, GA)
Commonwealth Center II (Richmond, VA)	Stonebridge Square (Roswell, GA)
Costco Plaza (White Marsh, MD)	Town & Country (Knoxville, TN)
Naugatuck Valley Shopping Center (Waterbury, CT)	Turkey Creek I (Knoxville, TN)
Newnan Pavilion (Newnan, GA)	Walks at Highwood Preserve I (Tampa, FL)
Suwannee Crossroads (Suwannee, GA)

(3)	Encumbers twelve shopping center properties as follows:

Westside Centre (Huntsville, AL)	Chatham Crossing (Siler City, NC)
McFarland Plaza (Tuscaloosa, AL)	Southern Pines Marketplace (Southern Pines, NC)
Circuit City Plaza (Orlando, FL)	Alexander Place (Raleigh, NC)
Shoppes at Lake Mary (Lake Mary, FL)	Target Center (Columbia, SC)
Eisenhower Crossing I & II (Macon, GA)	Hillsboro Square (Deerfield Beach, FL)
Southlake Pavilion (Morrow, GA)
Goody’s Shopping Center (Augusta, GA)

(4)	Encumbers fifty two shopping center properties as follows: (con’t)

Countryside (Naples, FL)	Meadowmont Village Center (Chapel Hill, NC)
Shoppes of Golden Acres (New Port Richey, FL)	Clayton Corners (Clayton, NC)
Conway Plaza (Orlando, FL)	Sexton Commons (Fuquay Varina, NC)
Chickasaw Trails Shopping Center (Orlando, FL)	Rosedale Shopping Center (Huntersville, NC)
Flamingo Falls (Pembroke Pines, FL)	Shops at Oliver’s Crossing (Winston-Salem, NC)
Killearn Shopping Center (Tallahassee, FL)	Cofer Crossing (Tucker, GA)
Southwood Plantation (Tallahassee, FL)	Oviedo Park Crossing (Oviedo, FL)
Shoppes of Lithia (Valrico, FL)	Hilltop Plaza (Richmond, CA)
Sharon Greens (Cumming, GA)	Springfield Commons (Toledo, OH)
Hairston Crossing (Decatur, GA)	Derby Square (Grove City, OH)
Shoppes of Ellenwood (Ellenwood, GA)	North Pointe Plaza (Tampa, FL)
Clearwater Crossing (Flowery Branch, GA)	Highland Grove (Highland, IN)
Shoppes at Lake Dow (McDonough, GA)	Apple Blossom Corners (Winchester, VA)
Aberdeen Square (Boynton Beach, FL)	Harundale Plaza (Glen Burnie, MD)
Creekwood Crossing (Bradenton, FL)	Largo Town Center (Upper Marlboro, MD)
Northlake Commons (Palm Beach Gardens, FL)	Fayetteville Pavilion (Fayetteville, NC)
Riverstone Plaza (Canton, GA)	Crossroads Plaza (Philadelphia, PA)
Casselberry Commons (Casselberry, FL)	Village Square at Golf (Boynton Beach, FL)
Bardmoor Shopping Center (Largo, FL)	Lakewood Ranch (Bradenton, FL)
Melbourne Shopping Center (Melbourne, FL)	Crystal Springs Shopping Center (Crystal River, FL)
West Oaks Towne Center (Orlando, FL)	Sheridan Square (Dania, FL)
Skyview Plaza (Orlando, FL)	Shoppes at Paradise Pointe (Fort Walton Beach, FL)
Midway Plaza (Tamarac, FL)	Citrus Hills (Hernando, FL)
Shoppes at New Tampa (Wesley Chapel, FL)	Paraiso Plaza (Hialeah, FL)
Market Square (Douglasville, GA)	Plaza Del Paraiso (Miami, FL)
Riverdale Shops (West Springfield, MA)	River Run (Miramar, FL)
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2008

Notes: (con’t)

(5)	The company’s 50% joint venture associated with the Mervyns Portfolio acquisition is not reflected as it is consolidated within DDR’s accounts pursuant to FIN 46.

(6)	Encumbers ten shopping center properties as follows:

Canton, OH	St. Paul, MN	North Olmsted, OH
Brentwood, TN	Monaca, PA	Coon Rapids, MN
Merriam, KS	Plant City, FL	Winter Park, FL
Apopka, FL

(7)	Encumbers seven shopping center properties as follows:

Independence, MO	Framingham, MA	Fairfax, VA
Schaumburg, IL	Atlanta, GA	Naples, FL
Marietta, GA

(8)	Encumbers eight shopping center properties as follows:

Clarence, NY	Fayetteville, AR	Nashville, TN
Cheektowaga, NY	Erie, PA	Ashville, NC
Batavia, NY	Murfreesboro, TN

(9)	Encumbers four shopping center properties as follows:

Pioneer Hills (Aurora, CO)	Harbison Court (Columbia, SC)
MacArthur Marketplace (Irving, TX)	Lakepointe Crossing (Lewisville, TX)

(10)	Encumbers seven shopping center properties as follows:

Plainville Commons (Plainville, CT)	Shoppers World of Brookfield (Brookfield, WI)
Riverdale Village (Coon Rapids, MN)	Brown Deer Center (Brown Deer, WI)
Brandon Village (Brandon, FL)	Brown Deer Marketplace (Brown Deer, WI)
Brandon Plaza (Brandon, FL)

(11)	Encumbers three shopping center properties as follows:

Grandville Marketplace (Grandville, MI)	Parker Pavilions (Parker, CO)
McDonough Marketplace (McDonough, GA)

(12)	Encumbers seven shopping center properties as follows:

Shops at Turner Hill (Lithonia, GA)	McKinney Marketplace (McKinney, TX)
Turner Hill Marketplace (Lithonia, GA)	Marketplace at Town Center (Mesquite, TX)
Flatacres Marketcenter (Parker, CO)	Frisco Marketplace (Frisco, TX)
Overland Pointe Marketplace (Overland Park, KS)

(13)	Encumbers two shopping center properties located in California.

(14)	Encumbers three shopping center properties as follows:

Centerton Square (Mt. Laurel, NJ)	Beaver Creek Commons (Apex, NC)
Mt. Nebo Pointe (Pittsburgh, PA)

(15)	Encumbers five shopping center properties as follows:

Ahwatukee, AZ	Maple Grove, MN	Eagan, MN
Phoenix, AZ	Portland, OR

(16)	Encumbers thirteen shopping center properties as follows:

Orchard Park, NY	Warsaw, NY	Chillicothe, OH
Rochester, NY	Leroy, NY	Loganville, GA
Cheektowaga, NY	Jamestown, NY	Oxford, MS
Amherst, NY	Ontario, NY	Goodlettsville, TN
Irondequoit, NY

Amounts may differ slightly from actual results, due to rounding.
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2008
Summary of Consolidated Mortgage Principal Payments, Corporate Debt Maturities
and Joint Venture Debt Payments and Maturities (1)
as of March 31, 2008
(000’s)

	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	2017 Payments	Thereafter	Total
CONSOLIDATED DEBT

Property Mortgages (3)	$59,661	$143,690	$427,622	$201,431	$114,508	$433,749	$17,730	$27,848	$18,539	$11,972	$108,329	$1,565,079

Construction Loans	32,694	6,480	0	0	0	41,299	0	0	0	0	0	80,473

Public Debt	0	274,809	499,681	499,537	948,910	0	0	199,493	0	0	100,000	2,522,431

Subtotal	92,354	424,979	927,304	700,969	1,063,418	475,048	17,730	227,341	18,539	11,972	208,329	4,167,983

Revolving Credit Facilities & Term Loans (2)	0	0	0	741,818	800,000	0	0	0	0	0	0	1,541,818

Total Consolidated Debt	$92,354	$424,979	$927,304	$1,442,787	$1,863,418	$475,048	$17,730	$227,341	$18,539	$11,972	$208,329	$5,709,801

JOINT VENTURE DEBT

Total JV Debt	$472,144	$235,960	$1,287,343	$428,899	$852,625	$184,047	$159,910	$157,970	$7,369	$1,765,944	$28,870	$5,581,082

DDR’s Proportionate Share	81,400	40,179	306,071	107,478	135,443	21,828	31,625	28,254	1,133	313,144	4,363	1,070,919

Total Consolidated Debt & Proportionate Share JV Debt	$173,754	$465,159	$1,233,375	$1,550,264	$1,998,861	$496,876	$49,355	$255,595	$19,672	$325,116	$212,692	$6,780,719

Notes:

(1)	In situations where the company has options to extend the maturity of a loan, the maturity of the extension period(s) has been assumed for this schedule.

(2)	Balance at March 31, 2008 on credit facilities and term loan. The $1.25 billion JPMorgan Chase facility has one one-year extension option to 2011. The $800 million Key Bank term loan has one one-year extension option to 2012. The $75 million National City Bank facility has one one-year extension option to 2011.

(3)	Maturity of $37 million of mortgage debt is not until May 2028, however, prepayment is available at par until May 2008. The loans were paid off on April 11, 2008.

Amounts may differ slightly from actual results, due to rounding.
Summary of Consolidated and Joint Venture Debt Payments and Maturities 6.3

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2008
Investor Information

Research Coverage
Banc of America Securities
Christine McElroy	(212) 847-5658

Citigroup Smith Barney
Michael Bilerman	(212) 816-1383
Ambika Goel	(212) 816-6981

Deutsche Bank Securities
Lou Taylor	(212) 250-4912
Christeen Kim	(415) 617-4221

Goldman Sachs
Jay Habermann	(917) 343-4260

Green Street Advisors
Jim Sullivan	(949) 640-8780
Nick Vedder	(949) 640-8780

Hilliard Lyons
Tony Howard	(502) 588-1142

Lehman Brothers
David Harris	(212) 526-1790
David Toti	(212) 526-2002

Merrill Lynch
Steve Sakwa	(212) 449-0335
Craig Schmidt	(212) 449-1944

JP Morgan
Michael Mueller	(212) 622-6689

RBC Capital Markets
Rich Moore	(216) 378-7625

UBS
Jeff Spector	(212) 713-6144
Lindsay Schroll	(212) 713-3402

Wachovia Securities
Jeff Donnelly	(617) 603-4262
Robert Laquaglia	(617) 603-4280
Corporate Headquarters
3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: (216) 755-5500
Fax: (216) 755-1500
Website: www.ddr.com
Investor Relations
Michelle M. Dawson
Phone: (216) 755-5455
Email: mdawson@ddr.com